UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant  ☐                             Filed by a Party other than the Registrant  ☒

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Ultratech, Inc.

(Name of Registrant as Specified In Its Charter)

Neuberger Berman LLC

Neuberger Berman Fixed Income Holdings LLC

Neuberger Berman Investment Advisers LLC

Neuberger Berman Group LLC

Mr. Benjamin Nahum

Mr. James F. McAree

Mr. Amit Solomon

Dr. Ronald Black

Ms. Beatriz V. Infante

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PROXY STATEMENT

OF THE NEUBERGER BERMAN PARTICIPANTS

FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS OF ULTRATECH, INC.

SCHEDULED TO BE HELD ON JULY 19, 2016

June 13, 2016

To Our Fellow Ultratech Stockholders:

This proxy statement (“Proxy Statement” or “Proxy”) and the enclosed GOLD proxy card are being furnished to you on behalf of Neuberger Berman LLC (“NB LLC”), a Delaware limited liability company, as well as Neuberger Berman Group LLC (“NB Group”), a Delaware limited liability company, Neuberger Berman Fixed Income Holdings LLC (“NB FI Holdings”), a Delaware limited liability company, Neuberger Berman Investment Advisers LLC (“NBIA”), a Delaware limited liability company, Benjamin Nahum, a citizen of the United States and a Portfolio Manager and Managing Director of NBIA and NB LLC, James F. McAree, a citizen of the United States and a Senior Vice President of NBIA and NB LLC, and Amit Solomon, Ph.D., a citizen of the United States and a Managing Director of NBIA and NB LLC (Mr. Solomon, and together with NB LLC, NB Group, NB FI Holdings, NBIA, Mr. Nahum and Mr. McAree are sometimes referred to as the “Neuberger Berman Participants”, “our”, “us” or “we”), to solicit your proxy for use at the Annual Meeting of Stockholders of Ultratech, Inc., a Delaware corporation (“Ultratech”) scheduled to be held on July 19, 2016 (the “2016 Annual Meeting”), or at any adjournment or postponement thereof. The 2016 Annual Meeting is scheduled to be held at 2:00 pm local time at the Hyatt Regency Santa Clara, 5101 Great America Parkway, Santa Clara, California 95054. This Proxy Statement and enclosed GOLD proxy card are first being made available to stockholders of Ultratech on or about June 13, 2016.

THIS SOLICITATION IS BEING MADE BY THE NEUBERGER BERMAN PARTICIPANTS AND NOT ON BEHALF OF THE BOARD OF DIRECTORS (THE “BOARD”) OF THE COMPANY.

We are soliciting your proxy for the 2016 Annual Meeting to elect each of Dr. Ronald Black and Ms. Beatriz V. Infante (each a “Neuberger Berman Nominee”) to serve as a director of Ultratech.

Except as set forth in this Proxy Statement, the Neuberger Berman Participants are not aware of any other matters to be considered at the 2016 Annual Meeting. However, if the Neuberger Berman Participants learn of any other proposals made a reasonable time before the 2016 Annual Meeting, the Neuberger Berman Participants will either supplement this Proxy Statement or provide stockholders with an opportunity to vote by proxy directly on such matters or will not exercise discretionary authority with respect thereto. While at this time the Neuberger Berman Participants are not aware of any additional items to be proposed at the 2016 Annual Meeting, if other proposals are made after a reasonable time prior to the 2016 Annual Meeting, then in accordance with Rule 14a-4(c)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”), the persons named as proxies on the GOLD proxy card solicited by the Neuberger Berman Participants will vote such proxies in their discretion solely with respect to such matters proposed after a reasonable time prior to the 2016 Annual Meeting. However, this proxy will not confer any discretionary authority to vote at any annual meeting or other meeting of shareholders other than the 2016 Annual Meeting, or to vote to adjourn the 2016 Annual Meeting in order to allow the Neuberger Berman Participants to solicit additional proxies.

Ultratech has disclosed that the record date for determining stockholders entitled to notice of and to vote at the 2016 Annual Meeting is May 25, 2016 (the “Record Date”). Stockholders of record at the close of business on the Record Date will be entitled to vote at the 2016 Annual Meeting. According to Ultratech’s Proxy Statement for the 2016 Annual Meeting, filed with the Securities and Exchange Commission (the “SEC”) on June 10, 2016 (the “Company’s Proxy Statement”), as of the Record Date there were 26,728,368 shares of common stock, $.001 par value per share (the “Common Stock”), outstanding and entitled to vote at the 2016 Annual Meeting. Each such share of Common Stock entitles its holder to one vote.

As of the date of this Proxy Statement, the Neuberger Berman Participants beneficially own, on behalf of their clients, an aggregate of 2,028,279 shares of Common Stock, representing approximately 7.6% of Ultratech’s outstanding Common Stock (based on information disclosed in Ultratech’s Quarterly Report on Form 10-Q for the quarterly period ended on April 2, 2016 regarding the number of outstanding shares of Common Stock as of April 1, 2016).

The Neuberger Berman Participants are seeking your proxy to vote “FOR” the election of the Neuberger Berman Nominees, and “FOR” the candidates who have been nominated by Ultratech other than Nicholas Konidaris and Rick Timmins. Therefore, stockholders who wish to vote for the Neuberger Berman Nominees also have the ability to vote for five nominees of Ultratech, allowing them to vote for a full slate of seven director nominees. The names, backgrounds and qualifications of Ultratech’s nominees, and other information concerning Ultratech’s candidates, can be found in Ultratech’s Proxy Statement.

WE BELIEVE THAT YOUR VOICE IN THE FUTURE OF ULTRATECH CAN BEST BE EXPRESSED THROUGH THE ELECTION OF THE NEUBERGER BERMAN NOMINEES. ACCORDINGLY, THE NEUBERGER BERMAN PARTICIPANTS URGE YOU TO VOTE YOUR GOLD PROXY CARD FOR THE NEUBERGER BERMAN NOMINEES.

As explained in the detailed instructions on your GOLD proxy card, there are four ways you may vote. You may:

1.	Sign, date and return the enclosed GOLD proxy card in the enclosed postage-paid envelope. You should sign your name exactly as it appears on the GOLD proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity. We recommend that you vote on the GOLD proxy card even if you plan to attend the 2016 Annual Meeting (in order to attend the 2016 Annual Meeting you will need to present a government-issued form of identification);

2.	Vote via the Internet by following the voting instructions on the GOLD proxy card or the voting instructions provided by your broker, bank or other holder of record. Internet voting procedures are designed to authenticate your identity, allow you to vote your Common Stock and confirm that your instructions have been properly recorded. Your Internet vote authorizes the named proxies to vote your Common Stock in the same manner as if you had signed and returned a proxy card. If you submit your vote by Internet, you may incur costs associated with electronic access, such as usage charges from Internet access providers and telephone companies;

3.	Vote by telephone by following the voting instructions on the GOLD proxy card or the instructions provided by your broker, bank or other holder of record. Your telephone vote authorizes the named proxies to vote your Common Stock in the same manner as if you had signed and returned a proxy card; or

4.	Vote in person by attending the 2016 Annual Meeting (in order to attend the 2016 Annual Meeting you will need to present a government-issued form of identification). The Neuberger Berman Participants believe written ballots will be distributed to stockholders who wish to vote in person at the 2016 Annual Meeting. If you hold your Common Stock through a bank, broker or other custodian, you must obtain a legal proxy from such bank, broker or other custodian in order to vote in person at the meeting.

INTERNET AND TELEPHONE VOTING FACILITIES WILL CLOSE AT 11:59 P.M. (EASTERN TIME) ON JULY 18, 2016 FOR THE VOTING OF SHARES HELD BY STOCKHOLDERS OF RECORD AND FOR THE VOTING OF SHARES HELD IN STREET NAME.

WE URGE YOU NOT TO SIGN ANY WHITE PROXY CARD SENT TO YOU BY ULTRATECH. IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE YOUR PREVIOUSLY SIGNED WHITE PROXY CARD BY SIGNING AND RETURNING A LATER-DATED GOLD PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, BY DELIVERING A WRITTEN NOTICE OF REVOCATION TO THE NEUBERGER BERMAN PARTICIPANTS OR TO THE SECRETARY OF

THE COMPANY, OR BY INSTRUCTING US BY TELEPHONE OR VIA THE INTERNET AS TO HOW YOU WOULD LIKE YOUR SHARES VOTED (INSTRUCTIONS ARE ON YOUR GOLD PROXY CARD).

HOLDERS OF SHARES AS OF THE RECORD DATE ARE URGED TO SUBMIT A GOLD PROXY CARD EVEN IF YOUR SHARES WERE SOLD AFTER THE RECORD DATE.

IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY THAT INSTITUTION CAN VOTE THOSE SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO SIGN AND RETURN ON YOUR BEHALF THE GOLD PROXY CARD AS SOON AS POSSIBLE.

The Neuberger Berman Participants have retained Okapi Partners LLC to assist in communicating with stockholders in connection with the proxy solicitation and to assist in efforts to obtain proxies. If you have any questions about executing your GOLD proxy card, voting by telephone or via the Internet or if you require assistance, please contact:

Okapi Partners LLC

1212 Avenue of the Americas, 24th Floor

New York, New York 10036

(212) 297-0720

Call Toll-Free: (855) 208-8902

Email: info@okapipartners.com

Reasons for This Solicitation

This proxy solicitation is made by the Neuberger Berman Participants. As of the date of this Proxy Statement, the Neuberger Berman Participants beneficially own an aggregate of 2,028,279 shares of Common Stock, representing approximately 7.6% of Ultratech’s outstanding Common Stock (based on information disclosed in Ultratech’s Quarterly Report on Form 10-Q for the quarterly period ended on April 2, 2016 regarding the number of outstanding shares of Common Stock as of April 1, 2016). We have been a substantial, long-term stockholder of Ultratech: our ownership dates back to 2005. Unfortunately, our faith in Ultratech’s ability to create lasting stockholder value has waned.

The Neuberger Berman Participants believe in maintaining a long-term investment horizon and demonstrating patience. However, in this instance, we believe that this approach has not proven effective, for us and other long-term stockholders of Ultratech.

Arthur Zafiropoulo, Ultratech’s Chairman and Chief Executive Officer, has held his positions at Ultratech since 1993. The directors currently serving on the Board have served, on average, for more than 13 years. And yet, as demonstrated below by the decline in the share price and Ultratech paying no dividends during such period, it is our belief that during the medium- and long-term, Ultratech has not generated returns for stockholders.

Based on data from FactSet Research Systems, Inc. (“FactSet”), Ultratech’s stock price declined 47%, from its closing price of $37.30 per share on December 31, 2012 to its closing price of $19.82 per share on December 31, 2015, while during that period the total return of each of the S&P 500, Russell 2000 and the S&P Composite 1500 Semiconductor Equipment index was 53%, 39% and 63%, respectively. Over that period, Ultratech has generated net losses and in each year, consecutively less revenue. According to Ultratech’s proxy statements, Ultratech even failed to achieve the financial performance targeted by the Board in 2013, 2014 and 2015, under Ultratech’s executive bonus program.

In our opinion, the longer-term performance has been no better. In fact, according to FactSet, for the 20 years ending December 31, 2015, Ultratech’s total shareholder return has been negative 23%, as the closing price per share on December 29, 1995 was $25.75 and the closing price per share on December 31, 2015 was $19.82. Further, the total return on the following major indexes has been substantial. Over this same 20 year period the total return for investors in the S&P 500 was 383% and the Russell 2000 was 368%.

We believe Ultratech’s Common Stock has under-performed the indexes because Ultratech’s business has not grown or thrived over this period. Indeed, Ultratech generated more revenue in 1996 than it did in 2015. And, Ultratech generated a profit in 1996, unlike last year. Over the 20 year period, the outstanding share count has grown substantially (by more than 25%).

Accordingly, we believe that Ultratech and its stockholders would benefit from having new directors on the Board who could assist Ultratech in evaluating the performance of its executives and consider Ultratech’s strategic direction and plan.

Background

On August 4, 2015, Mr. Nahum sent a letter to Mr. Zafiropoulo expressing our loss of confidence in Ultratech’s Board and management as a result of, in our opinion, the absence of long-term stockholder value creation at Ultratech, the significant dilution of Ultratech stockholders through equity grants and significant insider selling. Specifically, Mr. Nahum noted in that letter, which we publicly disclosed as an Exhibit to a Schedule 13D filed with the Securities and Exchange Commission on August 11, 2015, that:

•	As set forth above, during the 20 year period from January 1996 to December 31, 2015, long-term investors in Ultratech have seen no continuing stock price appreciation;

•	option grants and restricted stock awards since 2001 have resulted in significant dilution of Ultratech stockholders, with total shares outstanding having increased during this period from approximately 21 million to 27 million; and

•	since 2001, Ultratech’s Board of Directors has granted to Mr. Zafiropoulo himself over 1 million stock options and over 800,000 restricted shares; however, despite these grants, as a result of significant dispositions of Ultratech shares by Mr. Zafiropoulo, his ownership stake in Ultratech has actually declined by half over the last 10 years, reducing the alignment of interests between Mr. Zafiropoulo and Ultratech’s long-term stockholders.

On September 1, 2015, Mr. Nahum met with Mr. Zafiropoulo and Rick Timmins, Ultratech’s lead outside director. At that meeting, Mr. Zafiropoulo indicated that the Board had been made aware several years previously of his intention to reduce his equity position in Ultratech. We reiterated our disappointment with his divestitures and indicated that if the Board was aware of Mr. Zafiropoulo’s intent to reduce his equity position then the Board should have conducted a strategic review to maximize value for all stockholders of Ultratech. Mr. Timmins defended the Board’s granting of nearly 2 million options and restricted shares to Mr. Zafiropoulo since 2001. Mr. Zafiropoulo then asked what he could do to assuage our concerns. We responded that purchasing a significant number of Ultratech’s Common Stock would demonstrate his continued faith in Ultratech. Mr. Zafiropoulo indicated that his various personal obligations precluded him from purchasing additional shares of Ultratech Common Stock. Finally, at this meeting, Mr. Nahum discussed with Mr. Timmins independently the Board’s lack of efforts with regard to succession planning, and we questioned whether the Board was making any effort to establish a succession plan for management. Mr. Timmins acknowledged that the Board had not developed a succession plan.

On September 28, 2015, Mr. Nahum sent another letter to Mr. Zafiropoulo, which we publicly disclosed as an Exhibit to Amendment No. 1 to our Schedule 13D filed with the SEC on October 1, 2015. In that letter, Mr. Nahum questioned why the Board chose to compensate Mr. Zafiropoulo with equity grants when it was aware that he had no intention of retaining that equity. The letter also questioned why, in light of Mr. Zafiropoulo’s age (77) and long tenure with Ultratech (almost 25 years), the Board did not insist on developing a management succession plan. The letter expressed our view that the Board should adopt and implement a management succession plan and a new, stockholder friendly perspective. On December 10, 2015, Ultratech announced that it was conducting a review of its Board with the intention of refreshment to increase stockholder value. Ultratech stated that the goal of its Nominating and Corporate Governance Committee was to appoint one or more new Board members with technological expertise.

On January 14, 2016, Mr. Zafiropoulo approached the Neuberger Berman Participants to discuss the issues we raised in our previous letters. Mr. Zafiropoulo asked us to consider the likely stock reaction if he were to leave Ultratech. Mr. Zafiropoulo suggested Ultratech would not perform well if he were not serving as Chairman and Chief Executive Officer. We suggested that Ultratech and Mr. Zafiropoulo, and the Neuberger Berman Participants each propose an additional director to the Board, increasing the number of directors serving on the Board by two, and that both Mr. Zafiropoulo and the Neuberger Berman Participants could veto the other’s proposed director if such individual was unacceptable. Mr. Zafiropoulo expressed a willingness to consider this proposal but never followed through. Mr. Zafiropoulo also expressed his view that the stockholders would not support a stockholder-nominated candidate for the Board. In late January, we followed-up with Mr. Timmins on our proposal; however, he did not offer any comments. Unfortunately, our request was again ignored. On February 4, 2016, Ultratech reiterated its intention to seek new directors, but still did not address our proposal.

On March 4, 2016, Mr. Nahum sent a further letter to Messrs. Zafiropoulo and Timmins, which we publicly disclosed as an Exhibit to Amendment No. 2 to our Schedule 13D filed with the SEC on March 9, 2016. In this letter, Mr. Nahum reiterated our concern that the Board had approved significant equity grants to management while concurrently allowing members of management to dispose of significant amounts of equity in Ultratech. The letter also indicated that while adding a strong technology voice to the Board is helpful, we believe it fails to address the issues we previously raised. Mr. Nahum indicated that we believe the Board should be augmented with directors who not only have technology expertise, but also have proven records in the areas of succession planning and corporate strategy. As such, Mr. Nahum requested that the Board’s Nominating and Governance Committee seriously consider Ms. Infante and Dr. Black for appointment as directors of Ultratech and provided Ultratech with biographical information regarding both candidates.

On March 10, 2016, Ultratech responded to our March 4th letter and explained that Mr. Timmins forwarded our letter to the Nominating and Governance Committee of the Board. On March 21, 2016, Mr. Timmins asked for some additional information. We provided such information and answered some preliminary questions from Mr. Timmins. In the hopes of expediting the process, on March 29, 2016, Mr. Nahum sent a letter to Michael Child, Chair of the Board’s Nominating and Governance Committee, again requesting that the Nominating and Governance Committee consider appointing both Ms. Infante and Dr. Black to the Board and providing Mr. Child with resumes for both candidates.

On April 5, 2016, over a month after we first requested that the Nominating and Corporate Governance Committee consider appointing Ms. Infante and Dr. Black to the Board, Mr. Child met in person with Dr. Black. Despite the fact that he is not a member of the Committee, Mr. Zafiropoulo attended the meeting. Subsequently, on April 7, Dr. Black met telephonically with the Nominating and Governance Committee.

Thereafter, on April 12, 2016, Mr. Child met in person with Ms. Infante. Again, Mr. Zafiropoulo attended the meeting. Subsequently, on April 12 and 13, Ms. Infante met telephonically with members of the Nominating and Governance Committee.

On April 19, 2016, Mr. Child notified Ms. Infante and Dr. Black that the Nominating and Governance Committee would not appoint either of them to the Board. On the same day, Mr. Timmins informed Mr. Nahum by email that the Nominating and Corporate Governance Committee had determined not to proceed with either candidate.

On April 22, 2016, we notified Ultratech of our intention to nominate Ms. Infante and Dr. Black for election to the Board at the 2016 Annual Meeting.

On May 10, 2016, at a meeting with Mr. Timmins, Mr. Nahum reiterated the proposal that the Neuberger Berman Participants made in January, that the Board be expanded to include two new directors, one selected by us and one selected by the Board, and that Mr. Zafiropoulo make a public announcement that he would seek to find a successor. However, we have never received a response from Ultratech regarding our proposal.

Despite Ultratech’s proxy statement indicating that Joel F. Gemunder will not be seeking reelection to the Board and Paramesh Gopi will be seeking election in his place, the Neuberger Berman Participants still believe that the Board will be best served by electing Ms. Infante and Dr. Black to the Board.

Voting

The specific proposals of the Neuberger Berman Participants to be considered and acted upon at the 2016 Annual Meeting are described in more detail in this Proxy Statement. According to Ultratech’s Proxy Statement, on the Record Date, approximately 26,728,368 shares of the Common Stock were issued and outstanding. Each stockholder, as of the Record Date, is entitled to one vote for each Neuberger Berman Nominee and one vote for each other proposal to be voted on at the 2016 Annual Meeting for each share of Common Stock held by such stockholder on the Record Date. According to Ultratech’s Proxy Statement, an independent inspector of election will receive and tabulate the proxies and certify the results.

Election of Directors

According to Ultratech’s Proxy Statement, directors will be elected by a plurality of the votes cast at the 2016 Annual Meeting, meaning that the seven nominees receiving the most votes will be elected. Only votes cast “FOR” a nominee will be counted. If you submit the GOLD proxy card or GOLD voting instruction form and do not indicate otherwise, your shares will be voted “FOR” the Neuberger Berman Nominees and the directors nominated by Ultratech other than Nicholas Konidaris and Rick Timmins.

According to Ultratech’s Proxy Statement, Ultratech intends to nominate seven candidates for election at the 2016 Annual Meeting. This Proxy Statement is soliciting proxies to elect the two Neuberger Berman Nominees, as well as those individuals nominated by Ultratech other than Nicholas Konidaris and Rick Timmins. Therefore those stockholders who vote on the enclosed GOLD proxy card will also have the opportunity to vote for those individuals who have been nominated by Ultratech other than Nicholas Konidaris and Rick Timmins. This allows stockholders to vote for a full slate of directors to serve on the Board. The names, backgrounds and qualifications of Ultratech’s nominees, as well as other information concerning such individuals, can be found in Ultratech’s proxy statement.

Other Proposals

According to Ultratech’s Proxy Statement, at the 2016 Annual Meeting, in addition to the election of directors, Ultratech’s stockholders will be asked to ratify the appointment of Ernst &Young LLP as Ultratech’s independent registered public accounting firm for 2016 and to approve, on an advisory basis, Ultratech’s executive compensation. According to Ultratech’s Proxy Statement, approval of each of these two proposals will require the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal. If you submit the GOLD proxy card or GOLD voting instruction form and do not indicate otherwise, your shares will be voted “FOR” ratification of the appointment of Ernst & Young as its independent registered public accounting firm for 2016 and “AGAINST” advisory approval of Ultratech’s executive compensation.

Withhold Votes and Abstentions

According to Ultratech’s Proxy Statement, only votes cast “FOR” a nominee will be counted in the election of directors. Stockholders can withhold authority to vote their shares with respect to all of the Neuberger Berman Nominees and the directors nominated by Ultratech other than Nicholas Konidaris and Rick Timmins as a group by voting “WITHHOLD” from all Nominees or with respect to one or more, but not all, of such nominees by voting “FOR ALL EXCEPT” and indicating for which of the individual Neuberger Berman Nominees or the directors nominated by Ultratech (other than Nicholas Konidaris and Rick Timmins) the stockholder is withholding voting authority. Withhold votes will result in the applicable nominees receiving fewer “FOR” votes for purposes of determining the seven nominees receiving the most votes. Only the seven nominees receiving the most “FOR” votes will be elected as directors. According to Ultratech’s Proxy Statement, in all other matters other than the election of directors, stockholders can “ABSTAIN” from voting on the matter. Abstentions have the same effect as votes “AGAINST” the matter. Withhold votes and abstentions will be counted as present and entitled to vote for purposes of determining whether a quorum is present at the 2016 Annual Meeting.

Broker Non-Votes

According to Ultratech’s Proxy Statement, a broker non-vote occurs when a beneficial owner of shares held in street name through a broker fails to submit voting instructions to the broker for a stockholders’ meeting. In the absence of voting instructions, brokers normally have discretion to vote on routine matters, such as the ratification of independent registered public accounting firms, but not on non-routine matters, such as director elections, proposals dealing with compensation issues, or stockholder proposals. However, given the contested nature of the 2016 Annual Meeting, for any accounts to which brokers deliver competing sets of proxy materials, applicable rules governing brokers’ discretionary authority will not permit such brokers to exercise discretionary authority regarding any of the proposals to be voted on at the 2016 Annual Meeting. Broker non-votes, if any, will not be counted in determining the number of shares necessary for approval of any proposal, although they will count for purposes of determining whether a quorum exists.

Notice Regarding the Internet Availability of the Neuberger Berman Participants’ Proxy Materials for the 2016 Annual Meeting

This Proxy Statement and all of Neuberger Berman Participants’ other solicitation materials in connection with this proxy solicitation will be available on the internet, free of charge, at www.HelpfixUTEK.com.

Additional Information Regarding Ultratech

Pursuant to Rule 14a-5(c) promulgated under the Exchange Act, the Neuberger Berman Participants have omitted from this Proxy Statement certain disclosure required by applicable law to be included in Ultratech’s Proxy Statement in connection with the 2016 Annual Meeting. Such disclosure includes, but is not limited to, information regarding those individuals nominated by Ultratech to serve as directors; information regarding Proposal 2 and Proposal 3 (each as hereinafter defined); securities of Ultratech beneficially owned by Ultratech’s directors, nominees and management; certain stockholders’ beneficial ownership of more than 5% of Ultratech’s voting securities; information concerning executive and director compensation; and information concerning the procedures for submitting stockholder proposals and director nominations intended for consideration at the 2017 annual meeting of stockholders and for consideration for inclusion in the proxy materials for that meeting. If Ultratech does not distribute Ultratech’s Proxy Statement to stockholders at least 10 days prior to the 2016 Annual Meeting, we will distribute to the stockholders a supplement to this proxy statement containing such disclosures at least 10 days prior to the 2016 Annual Meeting. We take no responsibility for the accuracy or completeness of information contained in Ultratech’s Proxy Statement. Except as otherwise noted herein, the information in this proxy statement concerning Ultratech has been taken from or is based upon documents and records on file with the SEC and other publicly available information.

MATTERS TO BE CONSIDERED AT 2016 ANNUAL MEETING

PROPOSAL 1

ELECTION OF DIRECTORS

General

The Board currently consists of seven directors and the term of all of the directors expires at the 2016 Annual Meeting. The directors elected at the 2016 Annual Meeting will serve for a term of one year, expiring at the 2017 annual meeting of stockholders, or until their successors have been duly elected and qualified. The names and ages of the Neuberger Berman Nominees and the terms of their proposed directorship are set forth below. As of the date of this Proxy Statement, none of the Neuberger Berman Nominees are employees of Ultratech or serve Ultratech in any capacity.

Each of the Neuberger Berman Nominees has agreed to serve if elected, and the Neuberger Berman Participants have no reason to believe that any of the Neuberger Berman Nominees will be unavailable to serve. Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” the Neuberger Berman Nominees and the directors nominated by Ultratech other than Nicholas Konidaris and Rick Timmins. The seven candidates receiving the highest number of affirmative votes of the shares represented and voting on this particular matter at the 2016 Annual Meeting will be elected directors of Ultratech. Therefore, if the Neuberger Berman Participants are successful in their proxy solicitation, the Board will be composed of the two Neuberger Berman Nominees—Dr. Ronald Black and Ms. Beatriz V. Infante—and the five individuals nominated by Ultratech who receive the highest number of votes present, in person or by proxy, at the 2016 Annual Meeting and entitled to vote in favor of his or her election. There is no assurance that any of Ultratech’s nominees will serve on the Board if any of the Neuberger Berman Nominees are elected to the Board. If elected, each of the Neuberger Berman Nominees will serve a one-year term until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified.

Neuberger Berman Nominees for Term Ending Upon the 2017 Annual Meeting of Stockholders

Name; Business Address; Age; Principal Occupation; Directorships During the Past Five Years and Skills and Qualifications

Beatriz V. Infante, age 62 (Business Address: BusinessExcelleration LLC, 27664 Vogue Court, Los Altos Hills, CA 94022). Since 2009, Ms. Infante has served as Chief Executive Officer of BusinessExcelleration LLC which provides management consulting services to companies at strategic inflection points. Since 2008, Ms. Infante has also served as a limited partner and advisor to Tandem Capital, an investment firm specializing in mobile technology companies. From 2010 until its acquisition by Infor, Inc. in 2011, Ms. Infante was the Chief Executive Officer and a director of ENXSUITE Corporation, a leading supplier of energy management solutions. From 2006 until its acquisition by Voxeo Corporation in 2008, she was the Chief Executive Officer and a director of VoiceObjects Inc., a market leader in voice applications servers. From 2004 to 2005, Ms. Infante served as Interim Chief Executive Officer and a director of Sychron Inc., which was sold to an investor group. From 1998 to 2003, Ms. Infante held various positions with Aspect Communications, a leading provider of call centers and unified communications solutions, including the roles of Chairman, President and Chief Executive Officer. Since 1994, she has served on the Advisory Committee to the Princeton University School of Engineering and Applied Science. She has been a director at a number of privately held companies as well as two non-profit organizations, Silicon Valley Leadership Group and Joint Venture Silicon Valley Network. Ms. Infante has been a director of Sonus Networks Inc. (a NASDAQ listed company), a company specializing in Cloud-based SIP and 4G/VoLTE solutions, since 2010; a director of Liquidity Services, Inc. (a NASDAQ listed company), a company specializing in surplus asset management, since May 2014; and, from May 2012 through May 2015, Ms. Infante served as a director of Emulex Corporation. None of the foregoing entities is a parent, subsidiary or other affiliate of Ultratech.

Ms. Infante is a National Association of Corporate Directors Board Leadership Fellow, a member of the Corporate Directors Group, and in 2013 was named to the Financial Times Agenda “Top 50 Digital Directors’ List.” Ms. Infante holds a Bachelor of Science and Engineering degree in Electrical Engineering and Computer Science from Princeton University and holds a Master of Science degree in Engineering and Computer Science from California Institute of Technology.

Ronald Black, Ph.D., age 52 (Business Address: Rambus Inc. 1050 Enterprise Way, Suite 700, Sunnyvale, CA 94089). Since June 2012, Dr. Black has served as chief executive officer and president of Rambus Inc. (“Rambus”), a technology company creating cutting-edge semiconductor and IP products, spanning memory and interfaces to security, smart sensors and lighting. Dr. Black was previously the Managing Director of R.D. Black & Company, a consulting firm, commencing August 2011. From September 2010 to August 2011, Dr. Black was the Chief Executive Officer of MobiWire, formerly Sagem Wireless, a privately-held mobile handset company headquartered near Paris, France that offers products and services to original equipment manufacturers and mobile network operators in the mobile phone marketplace. From June 2009 to October 2010, Dr. Black served as Chairman and CEO of UPEK, Inc. From September 2004 to June 2009, he was chief executive officer of Wavecom S.A., a publicly traded French wireless solutions company. Dr. Black has been a director of Rambus (a NASDAQ listed company) since July 2012; a director of Energy Focus, Inc. (a NASDAQ listed company), an LED lighting technology developer, since July 2015; he is currently a director of Microfabrica Inc., a privately held high precision metal parts fabricator and FlexEnable Limited, a privately held producer of flexible electronics manufacturing platforms. From 2012 to March 2015, Dr. Black served on the board of EnOcean GmbH, a German-based company that manufactures and markets energy harvesting technology, sensors, and radio frequency communication; from September 2010 to November 2012, Dr. Black served as a board member of AuthenTec, Inc.; and from 2007 to 2013, Dr. Black served as a board member of Inside Contactless, a France-based company engaged in the semiconductors and information technology industry. None of the foregoing entities is a parent, subsidiary or other affiliate of Ultratech.

Dr. Black holds a Bachelor of Science, a Master of Science, and a Ph.D. in materials science and engineering from Cornell University in Ithaca, N.Y.

Other Information Regarding Neuberger Berman Nominees

Each of the Neuberger Berman Nominees has consented to being named as a nominee in this Proxy Statement and to serving as a director if elected.

As of the date hereof, to the knowledge of the Neuberger Berman Participants, none of Ms. Infante or Dr. Black owns any shares of Common Stock of Ultratech.

Both Neuberger Berman Nominees are citizens of the United States.

To the knowledge of the Neuberger Berman Participants: (a) neither Neuberger Berman Nominee has any family relationship that is required to be disclosed; (b) neither Neuberger Berman Nominee holds any positions or offices with Ultratech; (c) no companies or organizations, with which either of the Neuberger Berman Nominees has been employed in the past five years, is a parent, subsidiary or other affiliate of Ultratech; (d) neither Neuberger Berman Nominee has been, within the last 10 years, or is currently subject to, any of the items listed in Item 401(f) of Regulation S-K; (e) no Neuberger Berman Nominee has been convicted in, within the last 10 years, or is currently subject to, any criminal proceeding; (f) neither Neuberger Berman Nominee has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2016 Annual Meeting (other than each Neuberger Berman Nominee’s nomination to serve on the Board); (g) there are no arrangements or understandings pursuant to which either Neuberger Berman Nominee is proposed to be elected to the Board, other than a request made to each Neuberger Berman Nominee asking for their consent to be nominated to the Board, and, solely as it relates to any arrangement or understanding pursuant to which any Neuberger Berman Nominee was proposed to be elected to the Board, no other person, other than the Neuberger Berman Participants (whose interests are solely that the Neuberger Berman Participants are nominating the Neuberger Berman Nominees), has any substantial interest, direct or indirect, in any matter to be acted upon at the 2016 Annual Meeting; (h) neither Neuberger Berman Nominee beneficially owns any securities of Ultratech, either directly or indirectly; (i) neither Neuberger Berman Nominee owns any securities of Ultratech of record, but not beneficially; (j) no associate of either Neuberger Berman Nominee beneficially owns any securities of Ultratech, either directly or indirectly; (k) no Neuberger Berman Nominee owns, beneficially, directly or indirectly, any securities of any parent or subsidiary of Ultratech; (l) neither Neuberger Berman Nominee has purchased or sold any securities of Ultratech within the past two years; (m) neither Neuberger Berman Nominee was or is a party to any contract, arrangement or understanding, within the past year, with respect to any securities of Ultratech, including any joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (n) since January 1, 2015, neither Neuberger Berman Nominee and no associate of either Neuberger Berman Nominee, has any direct or indirect material interest in any transaction in which the amount involved exceeds $120,000 and in which Ultratech is or was a participant, or which is currently proposed; and (o) there are no arrangements or understandings between either Neuberger Berman Nominee and any person with respect to any future employment by Ultratech or its affiliates, or with respect to any future transactions to which Ultratech or its affiliates will or may be a party.

Neither of the Neuberger Berman Nominees, to the knowledge of the Neuberger Berman Participants, or any of their respective associates has received any cash compensation, cash bonuses, deferred compensation, compensation pursuant to plans, or other compensation, from, or in respect of, services rendered on behalf of Ultratech that is required to be disclosed under, or is subject to any arrangement described in, paragraphs (a)-(j) of Item 402 of Regulation S-K. However, if elected the Neuberger Berman Nominees will be entitled to compensation as a director of Ultratech as is consistent with Ultratech’s practices for services of non-employee directors and as is disclosed in Ultratech’s Proxy Statement.

The Neuberger Berman Participants believe that each Neuberger Berman Nominee presently is, and if elected as a director of Ultratech, each Neuberger Berman Nominee would be, “independent” under Rule 5605 of the NASDAQ Stock Market’s Marketplace Rules, the independence standard applicable to Ultratech. The Neuberger Berman Participants believe that, if either Neuberger Berman Nominee were a member of Ultratech’s compensation, nominating and audit committee, he or she would be independent under such committee’s applicable independence standards

The Neuberger Berman Participants are not aware of any material proceedings in which either Neuberger Berman Nominee, or any associate of either Neuberger Berman Nominee, is a party adverse to Ultratech or any of its subsidiaries or has a material interest adverse to Ultratech or any of its subsidiaries.

Except as otherwise disclosed in response to this section, there are no interlocking relationships that would have required disclosure had the Neuberger Berman Nominees been directors of Ultratech.

Directors Nominated by Ultratech

The Neuberger Berman Participants are also seeking your proxy to vote for the candidates who have been nominated by Ultratech, other than Nicholas Konidaris and Rick Timmins. You should refer to Ultratech’s Proxy Statement and form of proxy distributed by Ultratech for the names, background, qualifications and other information concerning Ultratech’s candidates.

Recommendation of the Neuberger Berman Participants

The Neuberger Berman Participants recommend that the stockholders vote FOR the election of each of the Neuberger Berman Nominees.

OTHER MATTERS TO BE CONSIDERED AT THE 2016 ANNUAL MEETING

Based on information contained in Ultratech’s Proxy Statement, it is expected that the stockholders at the 2016 Annual Meeting will be asked to ratify the employment of Ernst & Young LLP as the independent registered public accounting firm for the year 2016 to perform the functions assigned to it by Ultratech (“Proposal 2”). According to Ultratech’s Proxy Statement, it shall be the duty of Ultratech’s Audit Committee to employ, subject to stockholder ratification at each annual meeting, independent public accountants to audit the books of account, accounting procedures and financial statements of Ultratech for the year and to perform such other duties as prescribed from time to time by the Audit Committee. We recommend voting “FOR” Proposal 2.

Based on information contained in Ultratech’s Proxy Statement, it is expected that the stockholders at the 2016 Annual Meeting will be asked to approve, on an advisory basis, the compensation of the named executive officers disclosed in Ultratech’s Proxy Statement (“Proposal 3”). According to Ultratech’s Proxy Statement, this vote is advisory in nature, which means that it is not binding on Ultratech, its Board or Ultratech’s Compensation Committee. However, according to Ultratech’s Proxy Statement, the Compensation Committee intends to consider the vote results for Proposal 3 and to take any actions it deems necessary or appropriate in light of those results. Since 2001, Ultratech’s Board of Directors has granted Mr. Zafiropoulo over 1 million stock options and over 800,000 restricted shares; however, despite these grants, as a result of significant dispositions of Ultratech shares by Mr. Zafiropoulo, his ownership stake in Ultratech has actually declined by half over the last 10 years, reducing the alignment of interests between Mr. Zafiropoulo and Ultratech’s long-term stockholders. Therefore, due to this misalignment, we recommend voting “AGAINST” Proposal 3.

CERTAIN INFORMATION REGARDING THE PARTICIPANTS IN THIS SOLICITATION

This proxy solicitation is being conducted by the Neuberger Berman Participants, which are comprised of NB LLC, NB Group, NB FI Holdings, NBIA, Mr. Nahum, Mr. McAree and Mr. Solomon. The Neuberger Berman Participants collectively are the beneficial owner of an aggregate of 2,028,279 shares of Common Stock of Ultratech or approximately 7.6% of the outstanding shares of Common Stock of Ultratech (calculated based on the number of shares of Common Stock outstanding as of April 1, 2016) and is one of the largest stockholders of Ultratech. Each member of the Neuberger Berman Participants and each Neuberger Berman Nominee is a participant in this proxy solicitation.

Information about the Neuberger Berman Participants, including information as to any substantial interest, direct or indirect, by security holdings or otherwise, that they may have with respect to the various proposals to be voted on at the 2016 Annual Meeting, is set forth below in this section. As to the Neuberger Berman Nominees, the foregoing information is included in this section or in the section titled “Proposal 1—Election of Directors”.

The Neuberger Berman Participants

The principal business address of NB LLC, NB Group and NB FI Holdings, is 605 Third Avenue, New York, NY 10158, the principal business address of Mr. Nahum, Mr. McAree and Mr. Solomon is 605 Third Avenue, 35th Floor, New York, NY 10158 and the principal business address of NBIA is 190 LaSalle Street, Chicago, Illinois 60603.

NB LLC is primarily engaged in the business of being an investment adviser and broker dealer for its clients. NBIA is primarily engaged in the business of being an investment adviser for its clients. NB FI Holdings and NB Group are primarily engaged in the business of being holding companies for their affiliates and affiliates of the Neuberger Berman Participants. Messrs. Nahum, McAree and Solomon, are primarily engaged in the business of being portfolio managers for NBIA and NB LLC, and as such, manage the investments of their clients and those of their affiliates.

The Neuberger Berman Nominees

Please see “Proposal 1—Election of Directors” for additional information about the Neuberger Berman Nominees.

Beneficial Ownership of Shares

The following table shows the number of shares of Common Stock of Ultratech that are beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by each Neuberger Berman Participant (note the Neuberger Berman Nominees own no shares of Common Stock of Ultratech) as of the Record Date. Please see Annex A for additional information about each applicable Neuberger Berman Participant’s purchases and sales of shares of Common Stock of Ultratech within the last two years.

Class or Series	Number of Shares	Owner of Record	Beneficial Owner	Percentage of Common Stock
Common Stock	2,028,279	Cede & Co.[1]	NB Group	Approx. 7.6%
Common Stock	2,028,279	Cede & Co.[2]	NB FI Holdings	Approx. 7.6%
Common Stock	2,028,279	Cede & Co.[3]	NBIA	Approx. 7.6%
Common Stock	488,319	Cede & Co.	NB LLC	Approx. 1.8%
Common Stock	100	Neuberger Berman LLC	NB LLC	Less than 1%
Common Stock	100,000	Cede & Co.	Benjamin Nahum	Less than 1%
Common Stock	13,000	Cede & Co.	James F. McAree	Less than 1%
Common Stock	1,500	Cede & Co.	Amit Solomon	Less than 1%

As of the date of this Proxy Statement, no part of the purchase price or market value of any of the shares of Common Stock of Ultratech held by the Neuberger Berman Participants is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such shares of Common Stock of Ultratech. The shares of Common Stock held by Mr. Solomon were purchased through a margin account in the ordinary course of business.

Except as set forth in this subsection, no Neuberger Berman Participant, and no associate of any Neuberger Berman Participant, owns beneficially, directly or indirectly, or of record but not beneficially, any securities of Ultratech, or any parent or subsidiary of Ultratech. Except as set forth on Annex A, no Neuberger Berman Participant has purchased or sold any securities of Ultratech within the last two years.

The Neuberger Berman Participants could also be considered to have a material interest in Proposal 1 by virtue of having nominated the Neuberger Berman Nominees to the Board of Ultratech.

Other Interests of the Neuberger Berman Participants

Set forth in this section of this Proxy Statement and the section of this Proxy Statement titled “Proposal 1—Election of Directors” which is incorporated herein by reference, are (if applicable) the (a) names and the business addresses of each of the Neuberger Berman Participants and Neuberger Berman Nominees, (b) the present principal occupation or employment of each of the Neuberger Berman Participants and the Neuberger Berman Nominees and (c) the name, principal business and address of any corporation or other organization in which such employment is carried on.

Except as set forth in this subsection or elsewhere in this Proxy Statement, no Neuberger Berman Participant has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon at the 2016 Annual Meeting, other than the Neuberger Berman Participants interest in seeing the Neuberger Berman Nominees elected to the Board.

[1]	The owner of record of 100 shares reflected in the preceding column is Neuberger Berman LLC.
[2]	See footnote 1.
[3]	See footnote 1.

Except as set forth in this subsection or elsewhere in this Proxy Statement, no Neuberger Berman Participant is, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of Ultratech, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profit, or the giving or withholding of proxies.

Except as set forth in this subsection or elsewhere in this Proxy Statement, no Neuberger Berman Participant and no associate of any Neuberger Berman Participant has any arrangements or understandings with any person or persons with respect to any future employment by Ultratech or its affiliates or with respect to any future transactions to which Ultratech or any of its affiliates will or may be a party.

No Neuberger Berman Participant and no related person of any Neuberger Berman Participant has had or will have a direct or indirect material interest in any transaction since the beginning of Ultratech’s last fiscal year or any currently proposed transactions in which Ultratech was or is to be a participant and the amount involved exceeds $120,000.

Except as set forth in this subsection or elsewhere in this Proxy Statement and to the knowledge of the Neuberger Berman Participants, no person, other than as previously disclosed in regards to the Neuberger Berman Participants, is a party to any arrangement or understanding pursuant to which the Neuberger Berman Nominees are nominated for election as a director of Ultratech or has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2016 Annual Meeting.

During the past 10 years, no Neuberger Berman Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

ADDITIONAL PROXY INFORMATION

The enclosed GOLD proxy card may be executed only by the holders of record of Common Stock on the Record Date. If you were a stockholder of record on the Record Date, you will retain your voting rights at the 2016 Annual Meeting even if you sell your Common Stock after the Record Date. Accordingly, it is important that you vote the Common Stock held by you on the Record Date, or grant a proxy to vote your Common Stock on the GOLD proxy card, even if you sell your Common Stock after the Record Date. The Common Stock represented by each GOLD proxy card that is properly executed and returned to the Neuberger Berman Participants will be voted at the 2016 Annual Meeting in accordance with the instructions marked thereon. If you have signed the GOLD proxy card and no marking is made, you will be deemed to have given a direction with respect to all of the Common Stock represented by the GOLD proxy card to vote “FOR” the election of all of the Neuberger Berman Nominees and for the candidates who have been nominated by Ultratech other than Nicholas Konidaris and Rick Timmins, (ii) “FOR” Proposal 2 and (iii) “AGAINST” Proposal 3.

If you hold your Common Stock in the name of one or more brokerage firms, banks or nominees, only they can vote your Common Stock and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions to them to sign and return a GOLD proxy card representing your Common Stock. The Neuberger Berman Participants urge you to confirm in writing your instructions to the person responsible for your account and to provide a copy of those instructions to Neuberger Berman LLC, c/o Okapi Partners LLC, 1212 Avenue of the Americas, 24th Floor, New York, New York 10036, so that we will be aware of all instructions given and can attempt to ensure that those instructions are followed.

Revocation of Proxies

You may revoke or change your proxy instructions at any time prior to the vote at the 2016 Annual Meeting by:

•	submitting a properly executed, subsequently dated GOLD proxy card, prior to the 2016 Annual Meeting, that will revoke all prior proxy cards, including any white proxy cards which solicit a proxy in favor of all of the directors nominated by Ultratech;

•	instructing the Neuberger Berman Participants by telephone or via the Internet as to how you would like your shares voted (instructions are on your GOLD proxy card), before the closing of those voting facilities at 11:59 p.m. (Eastern Time) on July 18, 2016;

•	attending the 2016 Annual Meeting and withdrawing your proxy by voting in person (although attendance at the 2016 Annual Meeting will not in and of itself constitute revocation of a proxy) (in order to attend the 2016 Annual Meeting you will need to present a government-issued form of identification); or

•	delivering written notice of revocation either to Neuberger Berman LLC, c/o Okapi Partners LLC, 1212 Avenue of the Americas, 24th Floor, New York, New York 10036, or the Corporate Secretary of Ultratech at 3050 Zanker Road San Jose, California 95134, or any other address provided by Ultratech.

Although a revocation is effective if delivered to Ultratech, the Neuberger Berman Participants request that either the original or a copy of any revocation be mailed to Neuberger Berman LLC, c/o Okapi Partners LLC, 1212 Avenue of the Americas, 24th Floor, New York, New York 10036, so that the Neuberger Berman Participants will be aware of all revocations and can more accurately determine if and when the requisite proxies for the election of the Neuberger Berman Nominees as directors have been received. The Neuberger Berman Participants or the Solicitation Agent (as hereinafter defined) may contact stockholders who have revoked their proxies.

IF YOU PREVIOUSLY SIGNED AND RETURNED A WHITE PROXY CARD TO THE COMPANY, THE NEUBERGER BERMAN PARTICIPANTS URGE YOU TO REVOKE IT BY (1) SIGNING, DATING AND RETURNING THE GOLD PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, (2) INSTRUCTING US BY TELEPHONE OR VIA THE INTERNET AS TO HOW YOU WOULD LIKE YOUR SHARES VOTED, (3) ATTENDING THE 2016 ANNUAL MEETING AND VOTING IN PERSON OR (4) DELIVERING A WRITTEN NOTICE OF REVOCATION TO THE NEUBERGER BERMAN PARTICIPANTS OR TO THE SECRETARY OF THE COMPANY.

Additional Voting Procedures

Delaware law expressly provides for the authorization of proxies by electronic means. Accordingly, you may submit your proxy by telephone or the Internet. To submit a proxy with voting instructions by telephone please call the telephone number listed on the GOLD proxy card. Proxies may also be submitted over the Internet. Please refer to the GOLD proxy card or Availability Notice for the website information. In each case stockholders will be required to provide the unique control number which has been printed on each stockholder’s GOLD proxy card. In addition to the instructions that appear on the GOLD proxy card, step-by-step instructions will be provided by a recorded telephone message for those stockholders submitting proxies by telephone, or at the designated website for those stockholders submitting proxies over the Internet. Stockholders submitting their proxies with voting instructions by telephone or over the Internet will receive confirmation on the telephone that their vote by telephone was successfully submitted, and may provide an email address for confirmation that their vote by Internet was successfully submitted.

YOUR VOTE IS EXTREMELY IMPORTANT. WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD TODAY OR INSTRUCT US BY TELEPHONE OR VIA THE INTERNET TO VOTE FOR THE ELECTION OF THE NEUBERGER BERMAN NOMINEES SET FORTH IN THIS PROXY STATEMENT.

Cost and Method of Solicitation

Proxies may be solicited by mail, facsimile, telephone, telegraph, electronic mail, in person and by advertisements. Solicitations may also be made by the Neuberger Berman Nominees, the Neuberger Berman Participants and certain of the respective officers, partners and employees of the Neuberger Berman Participants, none of whom will, except as described elsewhere in this Proxy Statement, receive additional compensation for such solicitation.

The Neuberger Berman Participants have engaged Okapi Partners LLC (the “Solicitation Agent”) in connection with solicitations relating to the 2016 Annual Meeting. The Solicitation Agent will receive fees to be mutually agreed upon by the Neuberger Berman Participants and the Solicitation Agent based on customary fees for such services as they are provided, and reimbursement of costs and expenses for its services in connection with the solicitation. Approximately 25 people may be employed by the Solicitation Agent to solicit proxies from Ultratech’s stockholders for the 2016 Annual Meeting. The Neuberger Berman Participants have agreed to indemnify the Solicitation Agent against certain liabilities and expenses in connection with the solicitation. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding proxy solicitation materials to beneficial owners of all Common Stock held as of the Record Date. The Neuberger Berman Participants will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith. Further, the Neuberger Berman Participants may request additional services from the Solicitation Agent in relation to this proxy solicitation. If such additional services are requested, then the Neuberger Berman Participants and the Solicitation Agent will enter into a separate agreement setting out such services and the costs therefor. Note, that as more fully explained below, in the event we are successful, we will submit a request for reimbursement for the costs of this solicitation to the Board of Ultratech. We do not intend to submit our reimbursement request to a vote of Ultratech’s stockholders.

The entire expense of soliciting proxies for the 2016 Annual Meeting by the Neuberger Berman Participants is being borne by the Neuberger Berman Participants. If successful, or in the event of settlement with Ultratech, the Neuberger Berman Participants may seek reimbursement of such costs from Ultratech. In the event that we decide to seek reimbursement of our expenses, the Neuberger Berman Participants do not intend to submit the matter to a vote of Ultratech’s stockholders. The Board, in the event we are successful or enter into a settlement with Ultratech, which would then consist of one or more of the Neuberger Berman Nominees, would be required to evaluate the requested reimbursement consistent with their fiduciary duties to Ultratech and its stockholders. Although no precise estimate can be made at this time, the Neuberger Berman Participants currently estimate that the total expenses the Neuberger Berman Participants will incur in furtherance of, or in connection with, the solicitation of proxies for the 2016 Annual Meeting will be $650,000. The total amount spent by the Neuberger Berman Participants thus far has been $246,000. The actual amount could be higher or lower depending on the facts and circumstances arising in connection with any such solicitation.

OTHER PROPOSALS

Except for those proposals set forth under the heading “Other Matters To Be Considered At The 2016 Annual Meeting” in this Proxy Statement, we are not aware of any other matters to be considered at the 2016 Annual Meeting. If, however, the Neuberger Berman Participants learn of any other proposals made a reasonable time before the 2016 Annual Meeting, the Neuberger Berman Participants will either supplement this Proxy Statement or provide stockholders with an opportunity to vote by proxy directly on such matters or will not exercise discretionary authority with respect thereto. While at this time the Neuberger Berman Participants are not aware of any additional items to be proposed at the 2016 Annual Meeting, if other proposals are made after a reasonable time prior to the 2016 Annual Meeting, then in accordance with Rule 14a-4(c)(3) of the Exchange Act, the persons named as proxies on the GOLD proxy card solicited by the Neuberger Berman Participants will vote such proxies in their discretion solely with respect to such matters proposed after a reasonable time prior to the 2016 Annual Meeting. However, this proxy will not confer any discretionary authority to vote at any annual meeting or other meeting of shareholders other than the 2016 Annual Meeting, or to vote to adjourn the 2016 Annual Meeting in order to allow the Neuberger Berman Participants to solicit additional proxies.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements. All statements contained in this Proxy Statement that are not clearly historical in nature or that necessarily depend on future events are forward-looking, and the words “anticipate,” “believe,” “expect,” “potential,” “opportunity,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. The projected results and statements contained in this Proxy Statement that are not historical facts are based on current expectations, speak only as of the date of this Proxy Statement and involve risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such projected results and statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Neuberger Berman Participants. Although the Neuberger Berman Participants believe that the assumptions underlying the projected results or forward-looking statements are reasonable as of the date of this Proxy Statement, any of the assumptions could be inaccurate and therefore, there can be no assurance that the projected results or forward-looking statements included in this Proxy Statement will prove to be accurate. In light of the significant uncertainties inherent in the projected results and forward-looking statements included in this Proxy Statement, the inclusion of such information should not be regarded as a representation as to future results or that the objectives and strategic initiatives expressed or implied by such projected results and forward-looking statements will be achieved. Except to the extent required by applicable law, the Neuberger Berman Participants will not undertake and specifically declines any obligation to disclose the results of any revisions that may be made to any projected results or forward-looking statements in this Proxy Statement to reflect events or circumstances after the date of such projected results or statements or to reflect the occurrence of anticipated or unanticipated events.

SPECIAL INSTRUCTIONS

Please review this Proxy Statement and the enclosed materials carefully. YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares of Common Stock you own.

1.	If your shares of Common Stock are registered in your own name, please sign, date and mail the enclosed GOLD proxy card today to Neuberger Berman LLC, c/o Okapi Partners LLC, 1212 Avenue of the Americas, 24th Floor, New York, New York 10036 in the postage-paid envelope provided or instruct us by telephone or via the Internet today as to how you would like your Common Stock voted (instructions are on your GOLD proxy card).

2.	If your shares of Common Stock are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a GOLD proxy card with respect to your Common Stock and only after receiving your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute and return on your behalf the GOLD proxy card as soon as possible.

3.	After signing and returning the enclosed GOLD proxy card, we urge you NOT to return Ultratech’s white proxy card because only your latest dated proxy card will be counted.

4.	If you have previously signed and returned a white proxy card to Ultratech, you have every right to change your vote. Only your latest dated proxy card will count. You may revoke any proxy card already sent to Ultratech by signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided. Proxies may also be revoked at any time prior to exercise by: (i) attending the 2016 Annual Meeting and voting in person (although attendance at the 2016 Annual Meeting will not in and of itself constitute revocation of a proxy) (in order to attend the 2016 Annual Meeting you will need to present a government-issued form of identification), (ii) instructing us by telephone or via the Internet as to how you would like your Common Stock voted (instructions are on your GOLD proxy card), (iii) submitting a properly executed, subsequently dated GOLD proxy card, or (iv) delivering a written notice of revocation. The written notice of revocation may be delivered either to Neuberger Berman LLC, c/o Okapi Partners LLC, 1212 Avenue of the Americas, 24th Floor, New York, New York 10036, or to the Corporate Secretary of Ultratech at 3050 Zanker Road, San Jose, California 95134, or any other address provided by Ultratech.

If you have any questions concerning this Proxy Statement, would like to request additional copies of this Proxy Statement or need help voting your Common Stock, please contact our proxy solicitor:

Okapi Partners LLC

1212 Avenue of the Americas, 24th Floor

New York, New York 10036

(212) 297-0720

Call Toll-Free: (855) 208-8902

Email: info@okapipartners.com

ANNEX A

The following table sets forth all transactions effected during the last two years by the Neuberger Berman Participants with respect to securities of Ultratech. The shares of Common Stock reported herein are held in either cash accounts or margin accounts in the ordinary course of business. All transactions were effected on the open market.

Neuberger Berman LLC	Date	Buy/Sell	Units Quantity	Average Price
	5/1/2014	Buy	1,470	26.87472
	5/2/2014	Buy	651	26.5533
	5/5/2014	Sell	82	25.69939
	5/6/2014	Buy	4	25.45
	5/6/2014	Sell	890	25.1479
	5/7/2014	Buy	879	24.3227
	5/8/2014	Buy	437	24.564
	5/9/2014	Buy	202	24.16
	5/9/2014	Sell	20	24.3935
	5/12/2014	Buy	455	25.0378
	5/12/2014	Sell	75	24.99933
	5/13/2014	Buy	96	25.29646
	5/13/2014	Sell	19	25.19895
	5/14/2014	Buy	444	24.5777
	5/15/2014	Buy	70	24.2
	5/15/2014	Sell	35	24.21943
	5/16/2014	Buy	315	24.28029
	5/16/2014	Sell	495	24.2159
	5/19/2014	Buy	2,060	25.0926
	5/20/2014	Buy	51	25.06843
	5/20/2014	Sell	139	24.92942
	5/21/2014	Buy	1,091	24.6954
	5/21/2014	Sell	212	24.70637
	5/22/2014	Buy	135	25.37
	5/22/2014	Sell	2	25.505
	5/23/2014	Buy	254	25.59213
	5/28/2014	Buy	13	25.99923
	5/28/2014	Sell	72	25.79931
	5/29/2014	Buy	98	25.4
	5/29/2014	Sell	101	25.38743
	5/30/2014	Buy	598	25.40492
	5/30/2014	Sell	14	25.18929
	6/2/2014	Buy	488	25.39008
	6/2/2014	Sell	49	25.03918
	6/3/2014	Buy	301	24.48505
	6/3/2014	Sell	7	24.13857
	6/5/2014	Buy	63	24.86
	6/6/2014	Buy	250	24.65336
	6/9/2014	Buy	40	25.39
	6/10/2014	Buy	325	25.09655
	6/10/2014	Sell	1	25.08
	6/11/2014	Buy	71	24.87
	6/12/2014	Buy	1,094	25.31503
	6/12/2014	Sell	6	25.37833
	6/13/2014	Buy	275	25.91273

Neuberger Berman LLC	Date	Buy/Sell	Units Quantity	Average Price
	6/13/2014	Sell	62	25.90935
	6/16/2014	Buy	250	26.4192
	6/16/2014	Sell	7	26.30857
	6/17/2014	Buy	8	26.38125
	6/18/2014	Buy	35,727	24.28019
	6/19/2014	Buy	14,692	23.09222
	6/20/2014	Buy	459	22.76381
	6/23/2014	Buy	843	22.04826
	6/23/2014	Sell	35	21.99943
	6/24/2014	Buy	3,148	22.30031
	6/25/2014	Buy	18,407	20.82203
	6/25/2014	Sell	5	20.324
	6/26/2014	Buy	5,188	21.21264
	6/26/2014	Sell	206	21.2434
	6/27/2014	Buy	19	21.91
	6/27/2014	Sell	5	21.858
	6/30/2014	Buy	60	22.2
	7/1/2014	Buy	255	22.87608
	7/2/2014	Buy	349	23.21298
	7/3/2014	Buy	152	23.42
	7/7/2014	Sell	30	24.03933
	7/8/2014	Buy	276	24.06196
	7/8/2014	Sell	9	24.03889
	7/9/2014	Buy	306	24.22552
	7/10/2014	Sell	49	23.13735
	7/11/2014	Sell	4	23.94
	7/14/2014	Buy	504	23.78831
	7/15/2014	Buy	60	23.655
	7/16/2014	Buy	593	23.19175
	7/16/2014	Sell	32	23.20938
	7/17/2014	Buy	553	23.53002
	7/17/2014	Sell	116	24.1294
	7/22/2014	Buy	95	24.22
	7/22/2014	Sell	80	24.18938
	7/23/2014	Sell	77	23.56935
	7/24/2014	Sell	19	23.57947
	7/25/2014	Sell	3	23.26667
	7/28/2014	Buy	302	22.9
	7/29/2014	Buy	149	23.31799
	7/29/2014	Sell	135	23.20948
	7/30/2014	Sell	403	23.69228
	8/1/2014	Buy	15	23.96
	8/1/2014	Sell	68	23.94397
	8/4/2014	Buy	80	24.38
	8/4/2014	Sell	34	24.35941
	8/5/2014	Buy	5	24.52
	8/5/2014	Sell	109	24.7045
	8/6/2014	Buy	126	24.95
	8/6/2014	Sell	119	24.99941
	8/7/2014	Buy	90	24.55
	8/11/2014	Buy	180	24.78

Neuberger Berman LLC	Date	Buy/Sell	Units Quantity	Average Price
	8/11/2014	Sell	43	24.73279
	8/12/2014	Buy	485	24.36377
	8/13/2014	Buy	63	24.46
	8/13/2014	Sell	259	24.57977
	8/14/2014	Buy	63	24.62
	8/14/2014	Sell	3	24.63333
	8/15/2014	Buy	1,277	24.52341
	8/15/2014	Sell	65	24.54938
	8/18/2014	Buy	381	24.77234
	8/18/2014	Sell	3	24.75
	8/19/2014	Buy	6	25.00833
	8/20/2014	Buy	192	25.48557
	8/20/2014	Sell	90	25.24556
	8/21/2014	Buy	45	25.35667
	8/21/2014	Sell	62	25.25016
	8/25/2014	Buy	90	24.92
	8/25/2014	Sell	3	24.86667
	8/26/2014	Buy	265	25.26958
	8/28/2014	Buy	110	25.38182
	8/28/2014	Sell	251	25.52339
	8/29/2014	Sell	38	25.72132
	9/2/2014	Sell	125	27.26416
	9/3/2014	Buy	6	26.78833
	9/3/2014	Sell	891	26.71851
	9/4/2014	Buy	63	26.43
	9/4/2014	Sell	32	26.39938
	9/5/2014	Buy	607	26.67269
	9/8/2014	Sell	34	25.58912
	9/9/2014	Buy	6	25.925
	9/9/2014	Sell	121	25.92926
	9/10/2014	Buy	391	25.67453
	9/10/2014	Sell	155	25.59961
	9/11/2014	Buy	397	25.70406
	9/11/2014	Sell	3	25.94667
	9/12/2014	Buy	271	25.75631
	9/15/2014	Buy	258	24.64791
	9/16/2014	Buy	142	24.5569
	9/16/2014	Sell	44	24.53932
	9/17/2014	Sell	403	24.4895
	9/22/2014	Sell	18	23.61944
	9/23/2014	Buy	405	23.52864
	9/23/2014	Sell	61	23.45951
	9/24/2014	Buy	773	22.8618
	9/24/2014	Sell	7	22.68714
	9/25/2014	Buy	993	22.9701
	9/25/2014	Sell	2	22.935
	9/26/2014	Buy	263	23.19567
	9/26/2014	Sell	1	22.86
	9/29/2014	Buy	272	23.02136
	9/29/2014	Sell	100	23.2041
	9/30/2014	Buy	7	23.02857

Neuberger Berman LLC	Date	Buy/Sell	Units Quantity	Average Price
	9/30/2014	Sell	1	22.98
	10/1/2014	Buy	137	22.57161
	10/1/2014	Sell	2	22.695
	10/2/2014	Buy	66	22.42
	10/6/2014	Sell	17	22.23941
	10/7/2014	Buy	65	21.99
	10/7/2014	Sell	61	21.95951
	10/8/2014	Buy	115	21.77783
	10/9/2014	Buy	335	21.89164
	10/10/2014	Buy	156	21.28
	10/13/2014	Buy	324	20.80852
	10/15/2014	Buy	176	20.97432
	10/15/2014	Sell	1,598	20.88891
	10/16/2014	Buy	315	21.38
	10/17/2014	Buy	84	21.72595
	10/17/2014	Sell	3	21.34667
	10/20/2014	Buy	1,186	21.13676
	10/21/2014	Buy	2,126	21.28589
	10/21/2014	Sell	22	21.31909
	10/22/2014	Buy	545	21.15569
	10/23/2014	Buy	74,238	17.78844
	10/23/2014	Sell	1,355	18.0439
	10/24/2014	Buy	871	17.76879
	10/24/2014	Sell	692	17.5912
	10/27/2014	Buy	75,024	17.40261
	10/27/2014	Sell	575	17.36221
	10/29/2014	Buy	561	18.24529
	10/29/2014	Sell	4	18.0575
	10/30/2014	Buy	454	18.19808
	10/30/2014	Sell	14	18.24929
	11/3/2014	Buy	1,545	19.05072
	11/4/2014	Buy	102	18.7002
	11/4/2014	Sell	1,328	18.71232
	11/5/2014	Buy	959	19.122
	11/5/2014	Sell	784	19.17066
	11/7/2014	Buy	368	18.39
	11/10/2014	Sell	748	19.26786
	11/11/2014	Buy	1,287	19.3332
	11/11/2014	Sell	48	19.41938
	11/12/2014	Buy	1,244	19.78227
	11/12/2014	Sell	10	19.719
	11/13/2014	Buy	2,079	19.61507
	11/13/2014	Sell	1,844	19.53296
	11/14/2014	Buy	51	19.88
	11/14/2014	Sell	4,812	19.87411
	11/17/2014	Buy	2,934	19.7053
	11/17/2014	Sell	3,432	19.57302
	11/19/2014	Buy	5,355	19.22607
	11/19/2014	Sell	1,933	18.96767
	11/20/2014	Buy	1,218	19.17092
	11/20/2014	Sell	564	19.29606

Neuberger Berman LLC	Date	Buy/Sell	Units Quantity	Average Price
	11/21/2014	Buy	65	19.07985
	11/21/2014	Sell	1,276	19.05429
	11/24/2014	Buy	93	19.13
	11/24/2014	Sell	86	19.07523
	11/25/2014	Buy	1,947	19.09117
	11/25/2014	Sell	512	19.02209
	11/26/2014	Sell	5,148	19.47726
	11/28/2014	Buy	94	19.79
	12/1/2014	Buy	989	19.14289
	12/1/2014	Sell	2,148	18.81608
	12/2/2014	Sell	301	19.43326
	12/3/2014	Sell	6,227	19.62452
	12/4/2014	Buy	18	19.91
	12/4/2014	Sell	2,992	19.87932
	12/5/2014	Buy	41	19.88
	12/5/2014	Sell	989	19.82709
	12/8/2014	Buy	2,067	19.234
	12/8/2014	Sell	696	18.68608
	12/10/2014	Sell	26	18.16923
	12/11/2014	Sell	3,348	17.78167
	12/12/2014	Buy	873	17.7349
	12/12/2014	Sell	194	17.72588
	12/15/2014	Buy	106	17.58
	12/15/2014	Sell	370	17.42097
	12/16/2014	Buy	3,033	17.75903
	12/16/2014	Sell	43	17.6786
	12/17/2014	Buy	4,781	17.4272
	12/17/2014	Sell	1,205	17.47871
	12/18/2014	Sell	444	17.57975
	12/19/2014	Buy	5,420	17.68667
	12/19/2014	Sell	394	17.65799
	12/22/2014	Buy	2,662	17.70798
	12/22/2014	Sell	1,492	17.9369
	12/23/2014	Buy	1,281	18.4338
	12/23/2014	Sell	1,460	18.26588
	12/24/2014	Buy	90	18.27
	12/24/2014	Sell	82	18.365
	12/26/2014	Buy	117	18.37
	12/29/2014	Buy	5,695	18.72002
	12/29/2014	Sell	175	18.69457
	12/30/2014	Sell	1,138	18.56897
	12/31/2014	Buy	234	18.58
	12/31/2014	Sell	870	18.56959
	1/2/2015	Buy	2,044	18.53047
	1/2/2015	Sell	898	17.9779
	1/5/2015	Buy	7,511	18.28306
	1/5/2015	Sell	21	18.13714
	1/6/2015	Buy	1,575	17.25116
	1/6/2015	Sell	58	17.21948
	1/8/2015	Buy	459	17.68318
	1/8/2015	Sell	10	17.849

Neuberger Berman LLC	Date	Buy/Sell	Units Quantity	Average Price
	1/9/2015	Buy	7,596	17.66958
	1/9/2015	Sell	238	17.67639
	1/12/2015	Buy	3,824	17.19542
	1/12/2015	Sell	2	17.515
	1/13/2015	Buy	348	17.65612
	1/13/2015	Sell	146	16.90281
	1/14/2015	Buy	198	17.0599
	1/15/2015	Sell	6	16.44833
	1/16/2015	Buy	1,603	16.49988
	1/16/2015	Sell	52	16.63923
	1/20/2015	Buy	2,234	16.54905
	1/22/2015	Buy	499	16.378
	1/22/2015	Sell	89	16.39
	1/23/2015	Buy	2,127	16.21829
	1/26/2015	Buy	1,675	16.97261
	1/26/2015	Sell	9	16.67444
	1/27/2015	Buy	712	16.79639
	1/28/2015	Buy	550	16.86815
	1/28/2015	Sell	109	17.04128
	1/29/2015	Buy	703	16.51674
	1/30/2015	Buy	1,340	16.47481
	2/2/2015	Buy	1,138	16.00914
	2/2/2015	Sell	62	15.86726
	2/3/2015	Buy	1,685	16.2646
	2/3/2015	Sell	20	16.1295
	2/4/2015	Buy	1,022	16.57833
	2/4/2015	Sell	209	16.39574
	2/5/2015	Buy	430	16.8154
	2/5/2015	Sell	121	17.76545
	2/6/2015	Buy	1,287	17.56246
	2/9/2015	Buy	4,287	17.92115
	2/10/2015	Buy	157	17.71994
	2/10/2015	Sell	4	17.6875
	2/11/2015	Buy	316	17.66259
	2/11/2015	Sell	242	17.62066
	2/12/2015	Buy	1,498	17.44548
	2/13/2015	Buy	1,058	17.75035
	2/17/2015	Buy	395	17.808
	2/17/2015	Sell	69	17.68957
	2/18/2015	Buy	872	17.51471
	2/18/2015	Sell	175	17.43411
	2/19/2015	Buy	696	17.43448
	2/20/2015	Buy	463	17.19371
	2/20/2015	Sell	65	17.06385
	2/23/2015	Buy	831	17.12407
	2/23/2015	Sell	4	17.2675
	2/24/2015	Buy	1,838	17.23162
	2/24/2015	Sell	20	17.1105
	2/25/2015	Buy	2,984	17.7384
	2/26/2015	Buy	398	17.97603
	2/27/2015	Buy	450	18.07718

Neuberger Berman LLC	Date	Buy/Sell	Units Quantity	Average Price
	3/2/2015	Buy	2,139	18.58172
	3/3/2015	Sell	46	18.14957
	3/4/2015	Buy	8,010	18.43669
	3/5/2015	Buy	274	18.42015
	3/5/2015	Sell	40	18.3995
	3/6/2015	Buy	1,468	18.00122
	3/9/2015	Buy	584	17.81216
	3/9/2015	Sell	4	17.6875
	3/10/2015	Buy	45	17.56622
	3/10/2015	Sell	12	17.49
	3/11/2015	Buy	313	17.54262
	3/11/2015	Sell	246	17.58967
	3/12/2015	Buy	110	17.49
	3/12/2015	Sell	118	17.64314
	3/13/2015	Buy	1,468	17.9324
	3/16/2015	Buy	288	18.8316
	3/16/2015	Sell	265	18.44966
	3/17/2015	Buy	1,904	18.91677
	3/18/2015	Buy	88	18.48205
	3/18/2015	Sell	5	18.408
	3/19/2015	Sell	58	18.58966
	3/20/2015	Buy	661	18.9171
	3/20/2015	Sell	13	18.91923
	3/23/2015	Buy	110	18.71027
	3/23/2015	Sell	52	18.79962
	3/24/2015	Buy	587	18.77944
	3/24/2015	Sell	13	19.05923
	3/25/2015	Buy	134	18.08888
	3/25/2015	Sell	66	18.45924
	3/26/2015	Buy	506	17.60581
	3/26/2015	Sell	448	17.66929
	3/27/2015	Sell	5	17.408
	3/30/2015	Buy	207	17.89971
	3/31/2015	Buy	294	17.54313
	4/1/2015	Buy	1,739	17.37741
	4/2/2015	Buy	1,289	17.55482
	4/2/2015	Sell	70	17.21157
	4/6/2015	Buy	1,523	17.31076
	4/6/2015	Sell	118	17.39525
	4/7/2015	Buy	711	17.29342
	4/7/2015	Sell	488	17.30172
	4/8/2015	Buy	105	17.66
	4/8/2015	Sell	104	17.78423
	4/9/2015	Buy	897	17.90585
	4/9/2015	Sell	606	17.76804
	4/10/2015	Buy	6,974	17.88118
	4/10/2015	Sell	38	17.80526
	4/13/2015	Buy	316	18.25054
	4/13/2015	Sell	57	18.21895
	4/14/2015	Buy	201	18.38502
	4/14/2015	Sell	4	18.2675

Neuberger Berman LLC	Date	Buy/Sell	Units Quantity	Average Price
	4/15/2015	Buy	399	18.39501
	4/16/2015	Buy	475	18.10291
	4/16/2015	Sell	171	18.09111
	4/17/2015	Buy	891	17.54083
	4/17/2015	Sell	3	17.38667
	4/20/2015	Sell	27	17.99889
	4/21/2015	Buy	394	18.02784
	4/21/2015	Sell	19	17.92053
	4/22/2015	Buy	1,150	17.7908
	4/22/2015	Sell	323	18.28842
	4/23/2015	Buy	550	19.02731
	4/23/2015	Sell	70	19.62814
	4/24/2015	Buy	125	19.5236
	4/27/2015	Buy	211	19.59
	4/27/2015	Sell	8	19.49875
	4/28/2015	Buy	2,125	19.56813
	4/28/2015	Sell	6	19.53833
	4/29/2015	Buy	85	19.91
	4/29/2015	Sell	134	19.98343
	5/1/2015	Buy	248	20.37173
	5/1/2015	Sell	2,837	20.47754
	5/4/2015	Buy	1,171	20.44058
	5/4/2015	Sell	3	20.43667
	5/6/2015	Buy	247	19.78332
	5/7/2015	Buy	130	20.22
	5/7/2015	Sell	15	20.26933
	5/8/2015	Buy	426	20.47
	5/11/2015	Sell	2	20.6
	5/12/2015	Buy	631	20.27374
	5/13/2015	Buy	1,061	20.51805
	5/14/2015	Buy	285	20.89
	5/14/2015	Sell	85	20.83953
	5/15/2015	Buy	136	20.76478
	5/18/2015	Buy	204	20.44
	5/19/2015	Buy	85	20.49906
	5/20/2015	Buy	650	20.34071
	5/21/2015	Buy	1,884	20.28222
	5/22/2015	Buy	408	20.15696
	5/22/2015	Sell	54	20.17407
	5/26/2015	Buy	2,205	20.05458
	5/26/2015	Sell	88	19.79955
	5/28/2015	Buy	190	20.10295
	5/28/2015	Sell	45	20.09
	5/29/2015	Buy	1,013	19.9355
	6/1/2015	Buy	332	19.81087
	6/1/2015	Sell	105	19.95162
	6/2/2015	Buy	838	19.91117
	6/2/2015	Sell	14	19.95929
	6/3/2015	Buy	195	20.41021
	6/3/2015	Sell	3	20.39667
	6/4/2015	Buy	7,550	20.2558

Neuberger Berman LLC	Date	Buy/Sell	Units Quantity	Average Price
	6/5/2015	Buy	400	19.8096
	6/5/2015	Sell	55	19.79018
	6/9/2015	Buy	1,090	19.53832
	6/10/2015	Sell	80	19.74438
	6/11/2015	Buy	5,171	19.96164
	6/12/2015	Buy	210	20.12929
	6/15/2015	Buy	1,563	19.25663
	6/15/2015	Sell	26	19.34885
	6/16/2015	Buy	890	19.68458
	6/16/2015	Sell	16	19.74938
	6/17/2015	Buy	1,415	19.47101
	6/17/2015	Sell	280	19.35957
	6/18/2015	Buy	718	19.22579
	6/18/2015	Sell	844	19.0889
	6/19/2015	Buy	1,084	18.51935
	6/19/2015	Sell	201	18.5492
	6/22/2015	Buy	2,080	18.62829
	6/22/2015	Sell	2	18.845
	6/23/2015	Buy	82	18.89671
	6/23/2015	Sell	146	18.955
	6/24/2015	Buy	390	18.99664
	6/24/2015	Sell	38	19
	6/25/2015	Buy	1,002	19.22436
	6/25/2015	Sell	80	19.17963
	6/26/2015	Buy	687	18.94057
	6/26/2015	Sell	111	18.80234
	6/29/2015	Buy	65	18.58985
	6/30/2015	Buy	455	18.60655
	6/30/2015	Sell	16	18.58938
	7/1/2015	Buy	170	18.668
	7/2/2015	Buy	934	18.71059
	7/2/2015	Sell	91	18.69692
	7/6/2015	Buy	65	18.71
	7/6/2015	Sell	44	18.64045
	7/7/2015	Buy	3,588	18.10374
	7/7/2015	Sell	95	17.98968
	7/9/2015	Buy	5,184	18.29902
	7/9/2015	Sell	24	18.18875
	7/10/2015	Buy	2,021	17.92619
	7/10/2015	Sell	51	18.00824
	7/13/2015	Buy	4,957	18.41414
	7/13/2015	Sell	55	18.44964
	7/14/2015	Buy	110	18.48091
	7/14/2015	Sell	86	18.42965
	7/15/2015	Buy	1,882	18.09366
	7/15/2015	Sell	337	18.05964
	7/16/2015	Buy	810	17.54102
	7/16/2015	Sell	12	17.08917
	7/17/2015	Buy	337	16.91706
	7/20/2015	Buy	819	16.90433
	7/20/2015	Sell	2	16.865

Neuberger Berman LLC	Date	Buy/Sell	Units Quantity	Average Price
	7/21/2015	Buy	429	16.91179
	7/22/2015	Buy	32	16.19
	7/22/2015	Sell	40	16.1695
	7/23/2015	Buy	5,647	16.063
	7/23/2015	Sell	48	16.50958
	7/24/2015	Buy	34,841	15.67133
	7/27/2015	Buy	973	15.70728
	7/27/2015	Sell	150	15.50367
	7/28/2015	Buy	611	15.62499
	7/29/2015	Buy	483	15.83308
	7/30/2015	Buy	868	15.84515
	7/30/2015	Sell	20	15.879
	7/31/2015	Buy	425	15.90955
	7/31/2015	Sell	50	15.9796
	8/3/2015	Buy	330	15.77091
	8/4/2015	Buy	671	16.19745
	8/4/2015	Sell	471	16.16609
	8/5/2015	Buy	324	16.55201
	8/5/2015	Sell	216	16.42755
	8/6/2015	Buy	3,032	16.6222
	8/13/2015	Sell	309	16.47935
	8/14/2015	Sell	29	16.6
	8/20/2015	Sell	12	15.29917
	8/25/2015	Sell	40	15.6995
	8/27/2015	Buy	135	16.49
	8/28/2015	Buy	15,897	16.83781
	8/28/2015	Sell	535	16.72914
	9/2/2015	Buy	490	16.815
	9/3/2015	Buy	80	17.196
	9/3/2015	Sell	200	17.16995
	9/4/2015	Buy	4,281	16.77821
	9/4/2015	Sell	228	16.76956
	9/11/2015	Buy	6,616	16.69163
	9/11/2015	Sell	147	16.69857
	9/14/2015	Buy	125	16.37496
	9/14/2015	Sell	95	16.34979
	9/15/2015	Buy	220	16.58359
	9/18/2015	Buy	1,839	16.63706
	9/18/2015	Sell	145	16.63034
	9/21/2015	Sell	305	16.76298
	9/22/2015	Sell	508	16.49589
	9/25/2015	Buy	13,439	16.10658
	9/25/2015	Sell	50	16.049
	9/29/2015	Buy	655	15.772
	9/29/2015	Sell	200	15.7777
	9/30/2015	Buy	220	16.276
	10/1/2015	Buy	345	15.836
	10/1/2015	Sell	285	15.62768
	10/2/2015	Buy	5,025	15.4065
	10/2/2015	Sell	52	15.45904
	10/5/2015	Buy	175	16.37

Neuberger Berman LLC	Date	Buy/Sell	Units Quantity	Average Price
	10/5/2015	Sell	200	16.3396
	10/6/2015	Buy	2,215	16.4671
	10/6/2015	Sell	4,095	16.46029
	10/7/2015	Buy	160	16.464
	10/9/2015	Buy	4,051	16.79315
	10/14/2015	Sell	3,015	15.39005
	10/16/2015	Buy	1,610	15.83445
	10/16/2015	Sell	3,485	15.68123
	10/19/2015	Sell	4,054	15.62957
	10/20/2015	Sell	9,350	15.83696
	10/21/2015	Sell	3,453	15.5121
	10/23/2015	Buy	2,735	14.43996
	10/23/2015	Sell	1,448	15.00122
	10/26/2015	Buy	235	14.91
	10/26/2015	Sell	256	15.10738
	10/28/2015	Sell	1,656	15.84841
	10/29/2015	Buy	1,170	15.54487
	10/29/2015	Sell	398	15.60264
	10/30/2015	Buy	6,542	15.63712
	11/3/2015	Buy	275	16.22502
	11/3/2015	Sell	855	16.2462
	11/4/2015	Sell	2,053	15.9447
	11/5/2015	Sell	2,438	15.73734
	11/6/2015	Buy	2,510	16.00998
	11/6/2015	Sell	12,101	15.98801
	11/9/2015	Sell	860	15.69914
	11/10/2015	Sell	5,811	15.45763
	11/11/2015	Buy	290	15.32652
	11/11/2015	Sell	2,233	15.40333
	11/12/2015	Sell	4,339	15.27401
	11/13/2015	Buy	6,686	15.2526
	11/13/2015	Sell	3,793	15.22928
	11/17/2015	Buy	250	15.2104
	11/17/2015	Sell	5,967	15.22531
	11/18/2015	Buy	240	15.21713
	11/18/2015	Sell	5,633	15.5644
	11/19/2015	Buy	180	15.88472
	11/19/2015	Sell	4,235	15.7515
	11/20/2015	Buy	11,179	16.33107
	11/20/2015	Sell	10,464	16.30704
	11/23/2015	Sell	1,173	16.30097
	11/24/2015	Sell	16,305	16.2918
	11/25/2015	Buy	14,099	16.4505
	11/25/2015	Sell	4,807	16.43689
	11/27/2015	Buy	445	16.54
	11/30/2015	Sell	901	16.73503
	12/1/2015	Sell	5,834	16.64169
	12/2/2015	Buy	290	17.00921
	12/3/2015	Buy	1,375	17.11092
	12/3/2015	Sell	7,090	17.04842
	12/4/2015	Buy	3,574	17.4931

Neuberger Berman LLC	Date	Buy/Sell	Units Quantity	Average Price
	12/4/2015	Sell	473	17.36338
	12/7/2015	Buy	905	17.5757
	12/8/2015	Sell	757	17.41367
	12/9/2015	Buy	10,140	17.4861
	12/9/2015	Sell	505	17.30267
	12/11/2015	Buy	13,403	18.05928
	12/11/2015	Sell	63	18.01667
	12/14/2015	Buy	1,540	17.58981
	12/14/2015	Sell	69	17.48493
	12/15/2015	Sell	629	17.69362
	12/16/2015	Sell	7,079	17.98453
	12/17/2015	Sell	1,939	18.21493
	12/18/2015	Buy	16,116	18.6949
	12/18/2015	Sell	152	18.67618
	12/21/2015	Sell	1,917	18.74815
	12/22/2015	Buy	7,290	19.5667
	12/23/2015	Buy	1,820	19.8676
	12/23/2015	Sell	2,465	19.9521
	12/24/2015	Buy	16,800	20.31979
	12/24/2015	Sell	20	20.0695
	12/28/2015	Sell	10	19.919
	12/29/2015	Buy	570	19.95811
	12/29/2015	Sell	1,565	19.93152
	12/30/2015	Buy	3,655	19.97502
	12/30/2015	Sell	1,620	19.87043
	12/31/2015	Buy	23,082	19.82697
	12/31/2015	Sell	2,506	19.72512
	1/4/2016	Buy	3,935	19.5389
	1/5/2016	Sell	50	19.5098
	1/6/2016	Buy	215	19.68233
	1/8/2016	Buy	16,171	18.83361
	1/8/2016	Sell	351	18.86407
	1/11/2016	Buy	465	18.3866
	1/12/2016	Sell	75	17.89973
	1/14/2016	Buy	140	18.0185
	1/15/2016	Buy	7,861	18.18053
	1/15/2016	Sell	250	18.1196
	1/19/2016	Buy	1,085	18.0307
	1/19/2016	Sell	150	18.0646
	1/20/2016	Buy	70	18.27957
	1/20/2016	Sell	800	17.84894
	1/22/2016	Buy	14,524	19.58015
	1/22/2016	Sell	465	19.32359
	1/25/2016	Buy	30	19.28
	1/27/2016	Buy	390	19.60259
	1/27/2016	Sell	150	19.45153
	1/28/2016	Buy	580	19.38745
	1/28/2016	Sell	270	19.54596
	1/29/2016	Buy	6,877	20.0846
	1/29/2016	Sell	186	20.06387
	2/2/2016	Buy	4,435	20.2188

Neuberger Berman LLC	Date	Buy/Sell	Units Quantity	Average Price
	2/3/2016	Buy	605	19.76906
	2/5/2016	Buy	3,620	18.11057
	2/5/2016	Sell	194	18.02959
	2/10/2016	Sell	155	17.60032
	2/12/2016	Buy	2,761	18.2853
	2/12/2016	Sell	5	18.278
	2/16/2016	Sell	245	18.58763
	2/17/2016	Sell	460	18.95498
	2/19/2016	Buy	1,645	19.243
	2/22/2016	Sell	15	19.45933
	2/24/2016	Buy	840	19.8364
	2/25/2016	Buy	3,863	20.00966
	3/1/2016	Sell	45	20.20956
	3/2/2016	Buy	3,579	20.2278
	3/2/2016	Sell	252	20.10786
	3/4/2016	Sell	25	19.7092
	3/7/2016	Buy	1,238	19.7441
	3/8/2016	Buy	80	19.818
	3/9/2016	Buy	65	19.67985
	3/11/2016	Buy	2,818	20.8796
	3/11/2016	Sell	170	20.80941
	3/15/2016	Sell	100	20.8896
	3/16/2016	Buy	25	21.09
	3/18/2016	Buy	5,982	22.25047
	3/18/2016	Sell	392	22.1663
	3/21/2016	Sell	20	22.2195
	3/22/2016	Sell	536	22.0297
	3/23/2016	Buy	80	21.43988
	3/24/2016	Buy	1,646	21.1451
	3/24/2016	Sell	56	21.04857
	4/1/2016	Buy	3,711	21.8385
	4/1/2016	Sell	286	21.81241
	4/8/2016	Buy	980	20.5161
	4/8/2016	Sell	99	20.50162
	4/13/2016	Buy	33	20.91
	4/15/2016	Buy	2,814	21.36695
	4/15/2016	Sell	170	21.30947
	4/18/2016	Buy	100	21.63
	4/19/2016	Buy	80	21.63
	4/19/2016	Sell	140	21.47043
	4/22/2016	Buy	3,113	22.1485
	4/22/2016	Sell	620	22.12606
	4/29/2016	Buy	775	21.37581
	4/29/2016	Sell	56	21.39911
	5/4/2016	Sell	140	21.43079
	5/6/2016	Buy	512	20.81045
	5/6/2016	Sell	541	20.74832
	5/11/2016	Buy	164	21.09
	5/11/2016	Sell	324	21.06256
	5/12/2016	Buy	100	20.8049
	5/12/2016	Sell	53	20.57566
	5/17/2016	Sell	170	20.39153
	5/18/2016	Buy	3,524	20.3241

Neuberger Berman LLC	Date	Buy/Sell	Units Quantity	Average Price
	5/20/2016	Buy	449	20.61
	5/20/2016	Sell	100	20.57
	5/23/2016	Sell	40	20.85
	5/27/2016	Buy	176	22.47
	5/27/2016	Sell	70	22.51
	5/31/2016	Buy	135	22.78
	5/31/2016	Sell	59	22.7
	6/2/2016	Buy	260	22.96
	6/2/2016	Sell	63	23.00
	6/3/2016	Buy	181	23.08
	6/3/2016	Sell	11	23.06
	6/8/2016	Sell	25	23.39

Neuberger Berman Investment Advisers LLC	Date	Buy/Sell	Units Quantity	Average Price
	5/1/2014	Buy	1,570	26.87278
	5/2/2014	Buy	651	26.5533
	5/5/2014	Sell	82	25.69939
	5/6/2014	Buy	4	25.45
	5/6/2014	Sell	890	25.1479
	5/7/2014	Buy	899	24.32686
	5/8/2014	Buy	437	24.564
	5/9/2014	Buy	202	24.16
	5/9/2014	Sell	20	24.3935
	5/12/2014	Buy	455	25.0378
	5/12/2014	Sell	75	24.99933
	5/13/2014	Buy	96	25.29646
	5/13/2014	Sell	19	25.19895
	5/14/2014	Buy	444	24.5777
	5/15/2014	Buy	70	24.2
	5/15/2014	Sell	235	24.29655
	5/16/2014	Buy	315	24.28029
	5/16/2014	Sell	495	24.2159
	5/19/2014	Buy	2,060	25.0926
	5/20/2014	Buy	51	25.06843
	5/20/2014	Sell	139	24.92942
	5/21/2014	Buy	1,091	24.6954
	5/21/2014	Sell	212	24.70637
	5/22/2014	Buy	135	25.37
	5/22/2014	Sell	2	25.505
	5/23/2014	Buy	254	25.59213
	5/28/2014	Buy	13	25.99923
	5/28/2014	Sell	72	25.79931
	5/29/2014	Buy	98	25.4
	5/29/2014	Sell	101	25.38743
	5/30/2014	Buy	598	25.40492
	5/30/2014	Sell	14	25.18929
	6/2/2014	Buy	488	25.39008
	6/2/2014	Sell	49	25.03918
	6/3/2014	Buy	301	24.48505
	6/3/2014	Sell	7	24.13857
	6/5/2014	Buy	63	24.86
	6/6/2014	Buy	250	24.65336
	6/9/2014	Buy	40	25.39

Neuberger Berman Investment Advisers LLC	Date	Buy/Sell	Units Quantity	Average Price
	6/10/2014	Buy	325	25.09655
	6/10/2014	Sell	1	25.08
	6/11/2014	Buy	71	24.87
	6/12/2014	Buy	1,094	25.31503
	6/12/2014	Sell	6	25.37833
	6/13/2014	Buy	275	25.91273
	6/13/2014	Sell	62	25.90935
	6/16/2014	Buy	250	26.4192
	6/16/2014	Sell	457	26.28556
	6/17/2014	Buy	8	26.38125
	6/18/2014	Buy	101,767	24.43251
	6/19/2014	Buy	44,322	22.95664
	6/19/2014	Sell	400	22.63128
	6/20/2014	Buy	459	22.76381
	6/20/2014	Sell	350	22.64949
	6/23/2014	Buy	843	22.04826
	6/23/2014	Sell	35	21.99943
	6/24/2014	Buy	3,148	22.30031
	6/25/2014	Buy	18,407	20.82203
	6/25/2014	Sell	905	20.93335
	6/26/2014	Buy	5,483	21.21144
	6/26/2014	Sell	206	21.2434
	6/27/2014	Buy	19	21.91
	6/27/2014	Sell	5	21.858
	6/30/2014	Buy	60	22.2
	7/1/2014	Buy	255	22.87608
	7/2/2014	Buy	349	23.21298
	7/3/2014	Buy	152	23.42
	7/7/2014	Sell	30	24.03933
	7/8/2014	Buy	276	24.06196
	7/8/2014	Sell	9	24.03889
	7/9/2014	Buy	306	24.22552
	7/10/2014	Sell	49	23.13735
	7/11/2014	Sell	4	23.94
	7/14/2014	Buy	504	23.78831
	7/15/2014	Buy	60	23.655
	7/16/2014	Buy	593	23.19175
	7/16/2014	Sell	32	23.20938
	7/17/2014	Buy	23,053	23.27477
	7/17/2014	Sell	116	24.1294
	7/22/2014	Buy	95	24.22
	7/22/2014	Sell	1,930	24.08987
	7/23/2014	Sell	77	23.56935
	7/24/2014	Sell	19	23.57947
	7/25/2014	Buy	64,550	23.1741
	7/25/2014	Sell	3	23.26667
	7/28/2014	Buy	302	22.9
	7/29/2014	Buy	149	23.31799
	7/29/2014	Sell	135	23.20948
	7/30/2014	Sell	403	23.69228
	8/1/2014	Buy	15	23.96
	8/1/2014	Sell	68	23.94397

Neuberger Berman Investment Advisers LLC	Date	Buy/Sell	Units Quantity	Average Price
	8/4/2014	Buy	80	24.38
	8/4/2014	Sell	34	24.35941
	8/5/2014	Buy	5	24.52
	8/5/2014	Sell	2,809	24.70378
	8/6/2014	Buy	126	24.95
	8/6/2014	Sell	119	24.99941
	8/7/2014	Buy	90	24.55
	8/11/2014	Buy	180	24.78
	8/11/2014	Sell	43	24.73279
	8/12/2014	Buy	485	24.36377
	8/13/2014	Buy	63	24.46
	8/13/2014	Sell	259	24.57977
	8/14/2014	Buy	63	24.62
	8/14/2014	Sell	3	24.63333
	8/15/2014	Buy	1,277	24.52341
	8/15/2014	Sell	65	24.54938
	8/18/2014	Buy	381	24.77234
	8/18/2014	Sell	3	24.75
	8/19/2014	Buy	6	25.00833
	8/20/2014	Buy	192	25.48557
	8/20/2014	Sell	90	25.24556
	8/21/2014	Buy	45	25.35667
	8/21/2014	Sell	62	25.25016
	8/25/2014	Buy	90	24.92
	8/25/2014	Sell	3	24.86667
	8/26/2014	Buy	265	25.26958
	8/28/2014	Buy	110	25.38182
	8/28/2014	Sell	251	25.52339
	8/29/2014	Sell	38	25.72132
	9/2/2014	Sell	125	27.26416
	9/3/2014	Buy	6	26.78833
	9/3/2014	Sell	891	26.71851
	9/4/2014	Buy	63	26.43
	9/4/2014	Sell	32	26.39938
	9/5/2014	Buy	607	26.67269
	9/8/2014	Sell	34	25.58912
	9/9/2014	Buy	6	25.925
	9/9/2014	Sell	121	25.92926
	9/10/2014	Buy	391	25.67453
	9/10/2014	Sell	155	25.59961
	9/11/2014	Buy	397	25.70406
	9/11/2014	Sell	3	25.94667
	9/12/2014	Buy	271	25.75631
	9/15/2014	Buy	258	24.64791
	9/16/2014	Buy	142	24.5569
	9/16/2014	Sell	44	24.53932
	9/17/2014	Sell	403	24.4895
	9/22/2014	Sell	418	23.48359
	9/23/2014	Buy	405	23.52864
	9/23/2014	Sell	61	23.45951
	9/24/2014	Buy	773	22.8618
	9/24/2014	Sell	7	22.68714

Neuberger Berman Investment Advisers LLC	Date	Buy/Sell	Units Quantity	Average Price
	9/25/2014	Buy	993	22.9701
	9/25/2014	Sell	2	22.935
	9/26/2014	Buy	263	23.19567
	9/26/2014	Sell	1	22.86
	9/29/2014	Buy	272	23.02136
	9/29/2014	Sell	100	23.2041
	9/30/2014	Buy	7	23.02857
	9/30/2014	Sell	1	22.98
	10/1/2014	Buy	137	22.57161
	10/1/2014	Sell	2	22.695
	10/2/2014	Buy	66	22.42
	10/6/2014	Sell	17	22.23941
	10/7/2014	Buy	65	21.99
	10/7/2014	Sell	61	21.95951
	10/8/2014	Buy	115	21.77783
	10/9/2014	Buy	335	21.89164
	10/10/2014	Buy	156	21.28
	10/13/2014	Buy	324	20.80852
	10/15/2014	Buy	176	20.97432
	10/15/2014	Sell	1,598	20.88891
	10/16/2014	Buy	315	21.38
	10/17/2014	Buy	84	21.72595
	10/17/2014	Sell	3	21.34667
	10/20/2014	Buy	1,186	21.13676
	10/21/2014	Buy	2,126	21.28589
	10/21/2014	Sell	22	21.31909
	10/22/2014	Buy	545	21.15569
	10/23/2014	Buy	341,313	17.77941
	10/23/2014	Sell	1,355	18.0439
	10/24/2014	Buy	28,871	17.68248
	10/24/2014	Sell	692	17.5912
	10/27/2014	Buy	105,904	17.44977
	10/27/2014	Sell	575	17.36221
	10/29/2014	Buy	8,761	18.19026
	10/29/2014	Sell	104	18.30731
	10/30/2014	Buy	3,654	18.17516
	10/30/2014	Sell	14	18.24929
	11/3/2014	Buy	1,545	19.05072
	11/4/2014	Buy	102	18.7002
	11/4/2014	Sell	1,328	18.71232
	11/5/2014	Buy	959	19.122
	11/5/2014	Sell	784	19.17066
	11/7/2014	Buy	368	18.39
	11/10/2014	Buy	5,000	19.1776
	11/10/2014	Sell	748	19.26786
	11/11/2014	Buy	4,287	19.45601
	11/11/2014	Sell	48	19.41938
	11/12/2014	Buy	1,244	19.78227
	11/12/2014	Sell	10	19.719
	11/13/2014	Buy	2,079	19.61507
	11/13/2014	Sell	1,844	19.53296
	11/14/2014	Buy	3,951	20.03882

Neuberger Berman Investment Advisers LLC	Date	Buy/Sell	Units Quantity	Average Price
	11/14/2014	Sell	4,812	19.87411
	11/17/2014	Buy	2,934	19.7053
	11/17/2014	Sell	3,432	19.57302
	11/19/2014	Buy	5,355	19.22607
	11/19/2014	Sell	1,933	18.96767
	11/20/2014	Buy	1,218	19.17092
	11/20/2014	Sell	564	19.29606
	11/21/2014	Buy	65	19.07985
	11/21/2014	Sell	1,276	19.05429
	11/24/2014	Buy	93	19.13
	11/24/2014	Sell	86	19.07523
	11/25/2014	Buy	1,947	19.09117
	11/25/2014	Sell	512	19.02209
	11/26/2014	Sell	5,148	19.47726
	11/28/2014	Buy	94	19.79
	12/1/2014	Buy	989	19.14289
	12/1/2014	Sell	2,148	18.81608
	12/2/2014	Sell	301	19.43326
	12/3/2014	Sell	6,227	19.62452
	12/4/2014	Buy	18	19.91
	12/4/2014	Sell	2,992	19.87932
	12/5/2014	Buy	41	19.88
	12/5/2014	Sell	989	19.82709
	12/8/2014	Buy	2,067	19.234
	12/8/2014	Sell	1,046	18.71198
	12/10/2014	Sell	26	18.16923
	12/11/2014	Sell	3,348	17.78167
	12/12/2014	Buy	873	17.7349
	12/12/2014	Sell	3,544	17.61068
	12/15/2014	Buy	106	17.58
	12/15/2014	Sell	370	17.42097
	12/16/2014	Buy	3,033	17.75903
	12/16/2014	Sell	43	17.6786
	12/17/2014	Buy	4,781	17.4272
	12/17/2014	Sell	1,205	17.47871
	12/18/2014	Sell	444	17.57975
	12/19/2014	Buy	5,420	17.68667
	12/19/2014	Sell	394	17.65799
	12/22/2014	Buy	2,662	17.70798
	12/22/2014	Sell	1,492	17.9369
	12/23/2014	Buy	1,281	18.4338
	12/23/2014	Sell	1,460	18.26588
	12/24/2014	Buy	90	18.27
	12/24/2014	Sell	4,682	18.27549
	12/26/2014	Buy	117	18.37
	12/26/2014	Sell	4,600	18.51759
	12/29/2014	Buy	5,695	18.72002
	12/29/2014	Sell	10,942	18.66753
	12/30/2014	Sell	5,671	18.67801
	12/31/2014	Buy	5,934	18.73427
	12/31/2014	Sell	870	18.56959
	1/2/2015	Buy	2,044	18.53047

Neuberger Berman Investment Advisers LLC	Date	Buy/Sell	Units Quantity	Average Price
	1/2/2015	Sell	898	17.9779
	1/5/2015	Buy	7,511	18.28306
	1/5/2015	Sell	21	18.13714
	1/6/2015	Buy	1,575	17.25116
	1/6/2015	Sell	58	17.21948
	1/8/2015	Buy	459	17.68318
	1/8/2015	Sell	10	17.849
	1/9/2015	Buy	7,596	17.66958
	1/9/2015	Sell	238	17.67639
	1/12/2015	Buy	3,824	17.19542
	1/12/2015	Sell	2	17.515
	1/13/2015	Buy	348	17.65612
	1/13/2015	Sell	146	16.90281
	1/14/2015	Buy	198	17.0599
	1/15/2015	Buy	4,000	16.2655
	1/15/2015	Sell	6	16.44833
	1/16/2015	Buy	1,603	16.49988
	1/16/2015	Sell	52	16.63923
	1/20/2015	Buy	2,234	16.54905
	1/22/2015	Buy	499	16.378
	1/22/2015	Sell	89	16.39
	1/23/2015	Buy	2,127	16.21829
	1/26/2015	Buy	1,675	16.97261
	1/26/2015	Sell	7,109	16.70539
	1/27/2015	Buy	712	16.79639
	1/27/2015	Sell	7,100	16.77143
	1/28/2015	Buy	550	16.86815
	1/28/2015	Sell	109	17.04128
	1/29/2015	Buy	6,703	16.48743
	1/30/2015	Buy	1,340	16.47481
	1/30/2015	Sell	550	16.27195
	2/2/2015	Buy	1,138	16.00914
	2/2/2015	Sell	62	15.86726
	2/3/2015	Buy	1,685	16.2646
	2/3/2015	Sell	20	16.1295
	2/4/2015	Buy	1,022	16.57833
	2/4/2015	Sell	209	16.39574
	2/5/2015	Buy	430	16.8154
	2/5/2015	Sell	121	17.76545
	2/6/2015	Buy	1,287	17.56246
	2/9/2015	Buy	5,237	17.89836
	2/10/2015	Buy	157	17.71994
	2/10/2015	Sell	4	17.6875
	2/11/2015	Buy	316	17.66259
	2/11/2015	Sell	242	17.62066
	2/12/2015	Buy	1,498	17.44548
	2/13/2015	Buy	1,058	17.75035
	2/17/2015	Buy	3,195	17.73763
	2/17/2015	Sell	69	17.68957
	2/18/2015	Buy	872	17.51471
	2/18/2015	Sell	175	17.43411
	2/19/2015	Buy	3,496	17.37771

Neuberger Berman Investment Advisers LLC	Date	Buy/Sell	Units Quantity	Average Price
	2/20/2015	Buy	463	17.19371
	2/20/2015	Sell	65	17.06385
	2/23/2015	Buy	5,431	17.3239
	2/23/2015	Sell	4	17.2675
	2/24/2015	Buy	1,838	17.23162
	2/24/2015	Sell	4,320	17.31602
	2/25/2015	Buy	2,984	17.7384
	2/26/2015	Buy	398	17.97603
	2/26/2015	Sell	9,200	17.93177
	2/27/2015	Buy	450	18.07718
	3/2/2015	Buy	2,139	18.58172
	3/3/2015	Sell	46	18.14957
	3/4/2015	Buy	8,010	18.43669
	3/5/2015	Buy	274	18.42015
	3/5/2015	Sell	40	18.3995
	3/6/2015	Buy	1,468	18.00122
	3/9/2015	Buy	584	17.81216
	3/9/2015	Sell	4	17.6875
	3/10/2015	Buy	45	17.56622
	3/10/2015	Sell	12	17.49
	3/11/2015	Buy	43,763	17.49196
	3/11/2015	Sell	246	17.58967
	3/12/2015	Buy	110	17.49
	3/12/2015	Sell	118	17.64314
	3/13/2015	Buy	1,468	17.9324
	3/16/2015	Buy	288	18.8316
	3/16/2015	Sell	265	18.44966
	3/17/2015	Buy	1,904	18.91677
	3/18/2015	Buy	88	18.48205
	3/18/2015	Sell	5	18.408
	3/19/2015	Sell	58	18.58966
	3/20/2015	Buy	661	18.9171
	3/20/2015	Sell	13	18.91923
	3/23/2015	Buy	110	18.71027
	3/23/2015	Sell	52	18.79962
	3/24/2015	Buy	6,087	18.94349
	3/24/2015	Sell	13	19.05923
	3/25/2015	Buy	134	18.08888
	3/25/2015	Sell	66	18.45924
	3/26/2015	Buy	646	17.62054
	3/26/2015	Sell	448	17.66929
	3/27/2015	Buy	1,500	17.4203
	3/27/2015	Sell	5	17.408
	3/30/2015	Buy	207	17.89971
	3/31/2015	Buy	294	17.54313
	4/1/2015	Buy	1,739	17.37741
	4/2/2015	Buy	1,289	17.55482
	4/2/2015	Sell	70	17.21157
	4/6/2015	Buy	1,523	17.31076
	4/6/2015	Sell	118	17.39525
	4/7/2015	Buy	711	17.29342
	4/7/2015	Sell	488	17.30172

Neuberger Berman Investment Advisers LLC	Date	Buy/Sell	Units Quantity	Average Price
	4/8/2015	Buy	105	17.66
	4/8/2015	Sell	104	17.78423
	4/9/2015	Buy	15,297	17.77684
	4/9/2015	Sell	606	17.76804
	4/10/2015	Buy	6,974	17.88118
	4/10/2015	Sell	38	17.80526
	4/13/2015	Buy	316	18.25054
	4/13/2015	Sell	57	18.21895
	4/14/2015	Buy	10,901	18.43496
	4/14/2015	Sell	4	18.2675
	4/15/2015	Buy	399	18.39501
	4/16/2015	Buy	475	18.10291
	4/16/2015	Sell	171	18.09111
	4/17/2015	Buy	891	17.54083
	4/17/2015	Sell	3	17.38667
	4/20/2015	Sell	27	17.99889
	4/21/2015	Buy	394	18.02784
	4/21/2015	Sell	19	17.92053
	4/22/2015	Buy	1,150	17.7908
	4/22/2015	Sell	323	18.28842
	4/23/2015	Buy	550	19.02731
	4/23/2015	Sell	70	19.62814
	4/24/2015	Buy	125	19.5236
	4/27/2015	Buy	211	19.59
	4/27/2015	Sell	8	19.49875
	4/28/2015	Buy	2,125	19.56813
	4/28/2015	Sell	6	19.53833
	4/29/2015	Buy	420	19.78238
	4/29/2015	Sell	134	19.98343
	4/30/2015	Buy	785	19.98571
	5/1/2015	Buy	248	20.37173
	5/1/2015	Sell	2,837	20.47754
	5/4/2015	Buy	1,171	20.44058
	5/4/2015	Sell	3	20.43667
	5/6/2015	Buy	7,847	19.81846
	5/7/2015	Buy	130	20.22
	5/7/2015	Sell	15	20.26933
	5/8/2015	Buy	426	20.47
	5/11/2015	Sell	2	20.6
	5/12/2015	Buy	631	20.27374
	5/13/2015	Buy	9,161	20.55682
	5/14/2015	Buy	285	20.89
	5/14/2015	Sell	85	20.83953
	5/15/2015	Buy	1,836	20.67609
	5/18/2015	Buy	204	20.44
	5/18/2015	Sell	950	20.47642
	5/19/2015	Buy	85	20.49906
	5/20/2015	Buy	650	20.34071
	5/21/2015	Buy	1,884	20.28222
	5/22/2015	Buy	408	20.15696
	5/22/2015	Sell	54	20.17407
	5/26/2015	Buy	9,005	19.80721

Neuberger Berman Investment Advisers LLC	Date	Buy/Sell	Units Quantity	Average Price
	5/26/2015	Sell	88	19.79955
	5/28/2015	Buy	190	20.10295
	5/28/2015	Sell	45	20.09
	5/29/2015	Buy	1,013	19.9355
	6/1/2015	Buy	332	19.81087
	6/1/2015	Sell	105	19.95162
	6/2/2015	Buy	11,088	19.98025
	6/2/2015	Sell	14	19.95929
	6/3/2015	Buy	33,495	20.43899
	6/3/2015	Sell	3	20.39667
	6/4/2015	Buy	7,890	20.2558
	6/5/2015	Buy	400	19.8096
	6/5/2015	Sell	55	19.79018
	6/9/2015	Buy	1,090	19.53832
	6/10/2015	Buy	8,200	19.8273
	6/10/2015	Sell	80	19.74438
	6/11/2015	Buy	32,677	20.01918
	6/12/2015	Buy	210	20.12929
	6/15/2015	Buy	1,563	19.25663
	6/15/2015	Sell	26	19.34885
	6/16/2015	Buy	890	19.68458
	6/16/2015	Sell	16	19.74938
	6/17/2015	Buy	1,415	19.47101
	6/17/2015	Sell	280	19.35957
	6/18/2015	Buy	7,218	19.23336
	6/18/2015	Sell	844	19.0889
	6/19/2015	Buy	1,084	18.51935
	6/19/2015	Sell	201	18.5492
	6/22/2015	Buy	2,080	18.62829
	6/22/2015	Sell	2	18.845
	6/23/2015	Buy	82	18.89671
	6/23/2015	Sell	146	18.955
	6/24/2015	Buy	390	18.99664
	6/24/2015	Sell	38	19
	6/25/2015	Buy	1,002	19.22436
	6/25/2015	Sell	4,180	19.12531
	6/26/2015	Buy	11,087	18.97315
	6/26/2015	Sell	111	18.80234
	6/29/2015	Buy	65	18.58985
	6/30/2015	Buy	455	18.60655
	6/30/2015	Sell	16	18.58938
	7/1/2015	Buy	170	18.668
	7/2/2015	Buy	934	18.71059
	7/2/2015	Sell	91	18.69692
	7/6/2015	Buy	65	18.71
	7/6/2015	Sell	44	18.64045
	7/7/2015	Buy	3,588	18.10374
	7/7/2015	Sell	95	17.98968
	7/9/2015	Buy	5,184	18.29902
	7/9/2015	Sell	24	18.18875
	7/10/2015	Buy	2,021	17.92619
	7/10/2015	Sell	51	18.00824

Neuberger Berman Investment Advisers LLC	Date	Buy/Sell	Units Quantity	Average Price
	7/13/2015	Buy	4,957	18.41414
	7/13/2015	Sell	55	18.44964
	7/14/2015	Buy	1,010	18.46655
	7/14/2015	Sell	86	18.42965
	7/15/2015	Buy	6,882	18.09478
	7/15/2015	Sell	337	18.05964
	7/16/2015	Buy	810	17.54102
	7/16/2015	Sell	12	17.08917
	7/17/2015	Buy	337	16.91706
	7/20/2015	Buy	819	16.90433
	7/20/2015	Sell	2	16.865
	7/21/2015	Buy	429	16.91179
	7/22/2015	Buy	32	16.19
	7/22/2015	Sell	40	16.1695
	7/23/2015	Buy	23,375	16.03029
	7/23/2015	Sell	48	16.50958
	7/24/2015	Buy	65,583	15.5553
	7/27/2015	Buy	973	15.70728
	7/27/2015	Sell	150	15.50367
	7/28/2015	Buy	611	15.62499
	7/29/2015	Buy	483	15.83308
	7/30/2015	Buy	868	15.84515
	7/30/2015	Sell	20	15.879
	7/31/2015	Buy	425	15.90955
	7/31/2015	Sell	50	15.9796
	8/3/2015	Buy	330	15.77091
	8/4/2015	Buy	671	16.19745
	8/4/2015	Sell	471	16.16609
	8/5/2015	Buy	324	16.55201
	8/5/2015	Sell	216	16.42755
	8/6/2015	Buy	3,032	16.6222
	8/13/2015	Sell	309	16.47935
	8/14/2015	Sell	29	16.6
	8/20/2015	Sell	12	15.29917
	8/21/2015	Sell	1,350	15.44431
	8/24/2015	Sell	2,350	15.60601
	8/25/2015	Sell	1,040	15.66124
	8/26/2015	Sell	900	15.60301
	8/27/2015	Buy	135	16.49
	8/28/2015	Buy	15,897	16.83781
	8/28/2015	Sell	535	16.72914
	8/31/2015	Buy	600	17.205
	9/2/2015	Buy	490	16.815
	9/3/2015	Buy	80	17.196
	9/3/2015	Sell	200	17.16995
	9/4/2015	Buy	4,281	16.77821
	9/4/2015	Sell	228	16.76956
	9/11/2015	Buy	6,616	16.69163
	9/11/2015	Sell	147	16.69857
	9/14/2015	Buy	125	16.37496
	9/14/2015	Sell	95	16.34979
	9/15/2015	Buy	220	16.58359

Neuberger Berman Investment Advisers LLC	Date	Buy/Sell	Units Quantity	Average Price
	9/18/2015	Buy	1,839	16.63706
	9/18/2015	Sell	145	16.63034
	9/21/2015	Sell	545	16.68622
	9/22/2015	Buy	3,000	16.714
	9/22/2015	Sell	508	16.49589
	9/24/2015	Buy	2,100	15.706
	9/25/2015	Buy	13,439	16.10658
	9/25/2015	Sell	50	16.049
	9/28/2015	Sell	350	15.73729
	9/29/2015	Buy	655	15.772
	9/29/2015	Sell	200	15.7777
	9/30/2015	Buy	220	16.276
	10/1/2015	Buy	345	15.836
	10/1/2015	Sell	285	15.62768
	10/2/2015	Buy	5,025	15.4065
	10/2/2015	Sell	52	15.45904
	10/5/2015	Buy	175	16.37
	10/5/2015	Sell	200	16.3396
	10/6/2015	Buy	2,215	16.4671
	10/6/2015	Sell	4,095	16.46029
	10/7/2015	Buy	160	16.464
	10/9/2015	Buy	4,051	16.79315
	10/14/2015	Sell	3,015	15.39005
	10/16/2015	Buy	1,610	15.83445
	10/16/2015	Sell	3,485	15.68123
	10/19/2015	Sell	4,054	15.62957
	10/20/2015	Sell	9,350	15.83696
	10/21/2015	Sell	3,453	15.5121
	10/23/2015	Buy	2,815	14.44026
	10/23/2015	Sell	1,448	15.00122
	10/26/2015	Buy	235	14.91
	10/26/2015	Sell	256	15.10738
	10/28/2015	Sell	1,656	15.84841
	10/29/2015	Buy	1,170	15.54487
	10/29/2015	Sell	398	15.60264
	10/30/2015	Buy	6,542	15.63712
	11/2/2015	Sell	500	15.7182
	11/3/2015	Buy	275	16.22502
	11/3/2015	Sell	855	16.2462
	11/4/2015	Sell	2,053	15.9447
	11/5/2015	Buy	4,900	15.7228
	11/5/2015	Sell	2,438	15.73734
	11/6/2015	Buy	6,510	16.03205
	11/6/2015	Sell	12,401	15.98898
	11/9/2015	Sell	1,160	15.67133
	11/10/2015	Sell	5,811	15.45763
	11/11/2015	Buy	290	15.32652
	11/11/2015	Sell	2,233	15.40333
	11/12/2015	Sell	4,339	15.27401
	11/13/2015	Buy	6,686	15.2526
	11/13/2015	Sell	4,293	15.25157
	11/17/2015	Buy	250	15.2104

Neuberger Berman Investment Advisers LLC	Date	Buy/Sell	Units Quantity	Average Price
	11/17/2015	Sell	6,222	15.23837
	11/18/2015	Buy	240	15.21713
	11/18/2015	Sell	5,633	15.5644
	11/19/2015	Buy	180	15.88472
	11/19/2015	Sell	4,235	15.7515
	11/20/2015	Buy	11,179	16.33107
	11/20/2015	Sell	10,514	16.30711
	11/23/2015	Sell	1,723	16.29747
	11/24/2015	Sell	16,605	16.29128
	11/25/2015	Buy	14,099	16.4505
	11/25/2015	Sell	4,807	16.43689
	11/27/2015	Buy	445	16.54
	11/30/2015	Sell	1,401	16.66709
	12/1/2015	Sell	5,834	16.64169
	12/2/2015	Buy	290	17.00921
	12/3/2015	Buy	1,375	17.11092
	12/3/2015	Sell	8,090	17.05671
	12/4/2015	Buy	3,574	17.4931
	12/4/2015	Sell	473	17.36338
	12/7/2015	Buy	905	17.5757
	12/8/2015	Sell	757	17.41367
	12/9/2015	Buy	10,140	17.4861
	12/9/2015	Sell	1,605	17.29914
	12/11/2015	Buy	13,403	18.05928
	12/11/2015	Sell	283	18.01898
	12/14/2015	Buy	1,540	17.58981
	12/14/2015	Sell	69	17.48493
	12/15/2015	Sell	629	17.69362
	12/16/2015	Sell	7,079	17.98453
	12/17/2015	Sell	1,939	18.21493
	12/18/2015	Buy	16,116	18.6949
	12/18/2015	Sell	152	18.67618
	12/21/2015	Sell	1,917	18.74815
	12/22/2015	Buy	7,290	19.5667
	12/22/2015	Sell	1,200	18.90425
	12/23/2015	Buy	1,820	19.8676
	12/23/2015	Sell	3,565	19.85862
	12/24/2015	Buy	16,800	20.31979
	12/24/2015	Sell	620	20.01319
	12/28/2015	Sell	2,810	19.87838
	12/29/2015	Buy	570	19.95811
	12/29/2015	Sell	1,565	19.93152
	12/30/2015	Buy	3,655	19.97502
	12/30/2015	Sell	1,620	19.87043
	12/31/2015	Buy	23,082	19.82697
	12/31/2015	Sell	2,506	19.72512
	1/4/2016	Buy	3,935	19.5389
	1/5/2016	Sell	50	19.5098
	1/6/2016	Buy	215	19.68233
	1/8/2016	Buy	16,171	18.83361
	1/8/2016	Sell	351	18.86407
	1/11/2016	Buy	465	18.3866

Neuberger Berman Investment Advisers LLC	Date	Buy/Sell	Units Quantity	Average Price
	1/12/2016	Sell	75	17.89973
	1/14/2016	Buy	140	18.0185
	1/15/2016	Buy	7,861	18.18053
	1/15/2016	Sell	250	18.1196
	1/19/2016	Buy	1,085	18.0307
	1/19/2016	Sell	150	18.0646
	1/20/2016	Buy	70	18.27957
	1/20/2016	Sell	1,150	17.92737
	1/22/2016	Buy	14,524	19.58015
	1/22/2016	Sell	715	19.34673
	1/25/2016	Buy	30	19.28
	1/26/2016	Buy	17,394	19.4806
	1/27/2016	Buy	27,496	19.52191
	1/27/2016	Sell	150	19.45153
	1/28/2016	Buy	17,280	19.5457
	1/28/2016	Sell	620	19.4069
	1/29/2016	Buy	6,877	20.0846
	1/29/2016	Sell	186	20.06387
	2/1/2016	Buy	16,300	20.3943
	2/2/2016	Buy	4,435	20.2188
	2/3/2016	Buy	605	19.76906
	2/5/2016	Buy	3,620	18.11057
	2/5/2016	Sell	994	18.3007
	2/10/2016	Sell	155	17.60032
	2/11/2016	Sell	250	18.03972
	2/12/2016	Buy	2,761	18.2853
	2/12/2016	Sell	6,505	17.7662
	2/16/2016	Sell	245	18.58763
	2/17/2016	Buy	26,900	19.0773
	2/17/2016	Sell	460	18.95498
	2/18/2016	Sell	350	19.17169
	2/19/2016	Buy	1,645	19.243
	2/22/2016	Sell	915	19.52655
	2/24/2016	Buy	840	19.8364
	2/25/2016	Buy	3,863	20.00966
	3/1/2016	Sell	45	20.20956
	3/2/2016	Buy	3,579	20.2278
	3/2/2016	Sell	252	20.10786
	3/4/2016	Sell	25	19.7092
	3/7/2016	Buy	1,238	19.7441
	3/7/2016	Sell	25	19.7692
	3/8/2016	Buy	4,980	19.74834
	3/9/2016	Buy	65	19.67985
	3/10/2016	Sell	800	20.04836
	3/11/2016	Buy	2,818	20.8796
	3/11/2016	Sell	170	20.80941
	3/15/2016	Sell	100	20.8896
	3/16/2016	Buy	5,025	21.12373
	3/18/2016	Buy	5,982	22.25047
	3/18/2016	Sell	392	22.1663
	3/21/2016	Sell	20	22.2195
	3/22/2016	Buy	4,900	22.307

Neuberger Berman Investment Advisers LLC	Date	Buy/Sell	Units Quantity	Average Price
	3/22/2016	Sell	536	22.0297
	3/23/2016	Buy	4,080	21.40196
	3/23/2016	Sell	350	21.41023
	3/24/2016	Buy	1,646	21.1451
	3/24/2016	Sell	56	21.04857
	4/1/2016	Buy	3,711	21.8385
	4/1/2016	Sell	286	21.81241
	4/8/2016	Buy	980	20.5161
	4/8/2016	Sell	99	20.50162
	4/13/2016	Buy	33	20.91
	4/15/2016	Buy	2,814	21.36695
	4/15/2016	Sell	170	21.30947
	4/18/2016	Buy	100	21.63
	4/19/2016	Buy	80	21.63
	4/19/2016	Sell	140	21.47043
	4/22/2016	Buy	3,113	22.1485
	4/22/2016	Sell	920	22.02939
	4/27/2016	Buy	9,600	22.9733
	4/28/2016	Buy	4,800	22.9124
	4/28/2016	Sell	40	22.0595
	4/29/2016	Buy	775	21.37581
	4/29/2016	Sell	56	21.39911
	5/4/2016	Sell	140	21.43079
	5/6/2016	Buy	512	20.81045
	5/6/2016	Sell	541	20.74832
	5/11/2016	Buy	164	21.09
	5/11/2016	Sell	324	21.06256
	5/12/2016	Buy	100	20.8049
	5/12/2016	Sell	53	20.57566
	5/17/2016	Buy	4,000	20.0359
	5/17/2016	Sell	170	20.39153
	5/18/2016	Buy	3,524	20.3241
	5/20/2016	Buy	449	20.61
	5/20/2016	Sell	100	20.57
	5/23/2016	Sell	40	20.85
	5/27/2016	Buy	176	22.47
	5/27/2016	Sell	70	22.51
	5/31/2016	Buy	135	22.78
	5/31/2016	Sell	59	22.7
	6/2/2016	Buy	260	22.96
	6/2/2016	Sell	63	23.00
	6/3/2016	Buy	181	23.08
	6/3/2016	Sell	11	23.06
	6/7/2016	Sell	250	23.11
	6/8/2016	Sell	25	23.39

Benjamin Nahum	Date	Buy/Sell	Units Quantity	Average Price
	06/23/2014	BUY	10,000	21.9799
	01/12/2015	BUY	40,000	17.7306

Amit Solomon	Date	Buy/Sell	Units Quantity	Average Price
	10/28/2014	BUY	2,000	18.1906
	03/03/2016	SELL	500	19.8612

James McAree	Date	Buy/Sell	Units Quantity	Average Price
	08/21/2014	BUY	2,000	25.2398
	09/30/2014	BUY	500	22.9499
	04/17/2015	BUY	1,000	17.7260
	04/17/2015	BUY	2,000	17.7260

PLEASE VOTE TODAY!
SEE REVERSE SIDE
FOR THREE EASY WAYS TO VOTE.
TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE
COMMON GOLD
PROXY SOLICITED BY THE NEUBERGER BERMAN PARTICIPANTS
2016 Annual Meeting of Stockholders of Ultratech, Inc.
July 19, 2016
The undersigned hereby appoints Benjamin Nahum, James McAree and Amit Solomon, and each of them, with full power of substitution, as proxies for the undersigned and authorizes them to represent and vote, as designated, all of the shares of common stock of Ultratech, Inc. (“Ultratech”) that the undersigned would be entitled to vote if personally present at the 2016 Annual Meeting of Stockholders of Ultratech, including any adjournments or postponements thereof or any special meeting that may be called in lieu thereof (the “2016 Annual Meeting”). IF YOU VALIDLY EXECUTE AND RETURN THIS PROXY CARD WITHOUT INDICATING YOUR VOTE ON ONE OR MORE OF THE FOLLOWING PROPOSALS, YOU WILL BE DEEMED TO HAVE VOTED FOR PROPOSAL 1 (EXCEPT YOU WILL NOT BE DEEMED TO VOTE FOR THE ELECTION OF ANY CANDIDATE WHOSE NAME IS WRITTEN IN THE SPACE PROVIDED UNDER PROPOSAL 1), YOU WILL BE DEEMED TO HAVE VOTED FOR PROPOSAL 2 AND YOU WILL BE DEEMED TO HAVE VOTED AGAINST PROPOSAL 3. THIS PROXY WILL REVOKE ANY PREVIOUSLY EXECUTED PROXY WITH RESPECT TO ALL PROPOSALS.
(Continued and to be signed on the reverse side)

PROXY SOLICITED BY THE NEUBERGER BERMAN PARTICIPANTS
2016 Annual Meeting of Stockholders of Ultratech, Inc.
July 19, 2016
YOUR VOTE IS IMPORTANT
Please take a moment now to vote your shares of Ultratech, Inc.
common stock for the upcoming 2016 Annual Meeting of Stockholders.
PLEASE REVIEW THE PROXY STATEMENT
AND VOTE TODAY IN ONE OF THREE WAYS:
1. Vote by Telephone — Please call toll-free in the U.S. or Canada at 877-219-9655, on a touch-tone telephone. If outside the U.S. or Canada, call 877219-9655. Please follow the simple instructions. You will be required to provide the unique control number printed below.
OR
2. Vote by Internet — Please access www.okapivote.com/utek, and follow the simple instructions. Please note you must type an “s” after http. You will be required to provide the unique control number printed below.
You may vote by telephone or Internet 24 hours a day, 7 days a week.
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.
OR
3. Vote by Mail — If you do not wish to vote by telephone or over the Internet, please sign, date and return the proxy card in the envelope provided, or mail to: Neuberger Berman LLC, c/o Okapi Partners LLC, 1212 Avenue of the Americas, 24th Floor, New York, New York 10036.
TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE

COMMON STOCK
GOLD
Please mark your votes as in this example using dark ink only.
THE NEUBERGER BERMAN PARTICIPANTS STRONGLY RECOMMEND THAT STOCKHOLDERS VOTE FOR EACH OF THE NEUBERGER BERMAN NOMINEES LISTED IN THE NEUBERGER BERMAN PARTICIPANTS’ PROPOSAL 1.
PROPOSAL 1 – To elect (01) Dr. Ronald Black and (02) Ms. Beatriz V. Infante (collectively, the “NB Nominees”) and the candidates who have been nominated by Ultratech to serve as directors other than Nicholas Konidaris and Rick Timmins for whom the Neuberger Berman Participants are NOT seeking authority to vote for and WILL NOT exercise any such authority.
FOR ALL NOMINEES
WITHHOLD FROM ALL NOMINEES
FOR ALL EXCEPT
NOTE: If you do not wish your shares to be voted “FOR” a particular NB Nominee, mark the “FOR ALL EXCEPT” box and write the name(s) of the NB Nominee(s) you do not support on the line below. Your shares will be voted for the remaining NB Nominee(s). You may also withhold authority to vote for one or more additional Ultratech nominee(s) by writing the name of the nominee(s) below. There is no assurance that any of Ultratech’s nominees will serve on the Board if any of the NB Nominees are elected to the Board.
THE NEUBERGER BERMAN PARTICIPANTS RECOMMEND THAT STOCKHOLDERS VOTE FOR PROPOSAL 2 AND AGAINST PROPOSAL 3.
PROPOSAL 2 – On Ratification of Independent Registered Public Accounting Firm
FOR
AGAINST
ABSTAIN
PROPOSAL 3 – To Approve, by Advisory Vote, Executive Compensation
FOR
AGAINST
ABSTAIN
This proxy card, when properly executed, will be voted in the manner directed herein and authorizes the proxy holders to take action in their discretion upon other matters that may properly come before the 2016 Annual Meeting. If no direction is made, this proxy will be voted “FOR” the NB Nominees and the directors nominated by Ultratech other than Nicholas Konidaris and Rick Timmins, “FOR” Proposal 2 and “AGAINST” Proposal 3.

Dated
Signature
Title or Authority
Signature (if held jointly)
Please sign exactly as your name appears hereon. If shares are registered in more than one name, the signature of all such persons should be provided. A corporation should sign in its full corporate name by a duly authorized officer, stating his or her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by an authorized person. The proxy card votes all shares in all capacities.
PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE TODAY.